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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21209

Strong Income Trust, on behalf

of the Strong Florida Municipal Money Market Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    October 31, 2004

Strong

Money Market

Funds

Strong Heritage Money Fund

Strong Florida Municipal Money Market Fund

Strong Money Market Fund

Strong Municipal Money Market Fund

Strong Tax-Free Money Fund

ANNUAL REPORT    |    October 31, 2004

Strong

Money Market

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Strong Funds’ investment advisor, Strong Capital Management, Inc. As part of the proposed transaction, SFC sought approval from Fund shareholders at a meeting scheduled for December 10, 2004, on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

Market Update from Lyle J. Fitterer

November 1, 2003, to October 31, 2004

A Surprising Year for Bonds

Back in November 2003, few investors were expecting much from the fixed-income markets. Stocks were surging; the economy was expanding; interest rates, near record lows, seemed to have nowhere to go but up; and bonds had already enjoyed several years of very strong performance.

For many fixed-income investors, however, the past 12 months turned out to be much better than expected. While short-term bond prices fell as the Federal Reserve Board (the Fed) became increasingly likely to — and eventually did — raise overnight interest rates, prices on longer-term bonds, especially those with maturities of five years or longer, actually gained in value.

It’s “Fixed Income 101” that higher interest rates are bad for bonds. So why did long-term bonds do so much better than expected, even as their short-term counterparts lost ground?

To better understand what was driving bond values during the past 12 months, let’s take a closer look at recent events in the economy and fixed-income markets.

The year in review

The period began in challenging fashion for bond owners. Earlier in 2003, investors had been worried about the economy’s potential for deflation, but by November of that year they were far more attuned to the threat of rising prices — both consumer and producer. Their concerns about inflation were being fueled by rapid strengthening in the economy, which expanded at a robust 7.4% pace in the third quarter of 2003. With all signs pointing to steady growth, analysts expected the Fed to raise overnight interest rates for the first time in four years.

After treading water for the next several months, Treasuries began gaining ground in the first quarter of 2004. Even as the economy continued to grow, new hiring remained surprisingly subdued. Also, headline inflation remained under control, even in the face of rising commodity prices. These factors reassured investors, who became increasingly confident that the Fed could afford to keep the federal funds rate at its historically low levels.

That temporary optimism vanished in early April, after the Labor Department reported much-stronger-than-expected job gains for the previous month. Sluggish employment activity had been seen as the last remaining obstacle standing in the way of sustained long-term economic growth. The stock market cheered the favorable jobs data, but bond investors were less enthusiastic. While equity investors see a faster-growing economy as an indication of higher profitability and corporate earnings, bond investors worry that rapid expansion can lead to inflation, which reduces the value of their securities’ income payments. Investors now expected the Fed would implement a more aggressive series of rate increases. The fixed-income markets began a sell-off lasting several months, with prices falling across the board and yields rising accordingly (bond yields and prices move in opposite directions).

The favorable March jobs report was followed by equally strong employment data for April. But thanks in part to continued gains in productivity, by the summer, job creation was trailing projections yet again. Also, inflation was proving less worrisome than originally feared. Despite soaring prices for oil, as well as sustained increases in natural gas, silver, and other commodity values, consumer prices appeared to be under control. In October 2003 the core consumer price index indicated an annual inflation rate of 1.2%. One year later, inflation was 2%, indicating a modest but not alarming pickup.

While the Fed did ultimately raise interest rates a total of 0.75% during the period — initiating rate hikes of 0.25% in June, August, and September — it also emphasized its opinion that economic growth and inflation were manageable and that further interest rate increases could proceed at a “measured” pace.

The Fed’s words reassured nervous bond investors, who had already priced a series of rate hikes into the market. The extent of their reassurance could be seen in the “flattening” of the yield curve (a graphical representation of bond yields of varying maturities) during the period. Between November 1, 2003, and October 31, 2004, the yield on the 2-year U.S. Treasury bond rose 0.75%, in line with the Fed’s rate hikes. By contrast, the 10-year Treasury bond began the period offering a yield of 4.30%. That yield fell as low as 3.68% in March and settled at 4.05% by the end of October 2004.

Short-term rates are heavily influenced by what the Fed is doing now, but longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future. With inflation and job growth seemingly under control, long-term-bond investors were betting that the Fed could afford to be patient in raising interest rates. Against this backdrop, bonds with maturities of more than five years generally enjoyed a decent year of performance.

Searching for yield

A parallel theme during the year was bond investors’ continuing search for yield. With interest rates at such low levels, even after the Fed lifted rates, bond investors looked for ways to squeeze some additional income out of their portfolios. As their confidence increased in the economic recovery, they became increasingly willing to take on risks to generate higher yields.

…longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future.

Accordingly, some of the asset classes that had lagged during the economic downturn prior to 2003 were more recently some of the market’s best performers. During the past 12 months, the fixed-income market’s “risk sectors” generally outperformed Treasuries by a wide margin. Corporate, mortgage, emerging market, and lower-rated bonds all enjoyed strong gains, as did longer bonds relative to shorter ones. Investors across the board were paid for taking on additional risk. By the end of October 2004, credit spreads had narrowed to their tightest levels in six years, indicating the exceptional relative demand for higher-yielding bonds.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets. But we think there are a number of good reasons to be cautious. The Fed is expected to continue raising rates, a process that could accelerate if economic growth or inflation increase faster than expected. Also, corporate and high-yield bonds are currently offering yields near their long-term historic lows, making them especially vulnerable to any bad economic news. If the economy shows signs of slowing and fixed-income market volatility picks up, credit spreads could start to widen. Although we believe there’s no reason why yields can’t remain low for months, even years, the likelihood of a downturn clearly has increased.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets.

What happens to the value of the dollar could also have a significant impact on bond values. The United States currently is facing huge budget and trade deficits, raising the risk that demand for U.S. debt could decrease and drive down bond prices by putting upward pressure on U.S. Treasury rates. However, as long as the Fed believes inflation is under control, it may keep short-term interest rates low to help reduce the trade deficit. Low interest rates would likely continue to depress the dollar, which in turn would stimulate the economy by making American products more attractive overseas. Under such a scenario, a pause may occur in the trend towards a flatter yield curve as short-term Treasury rates, which are more closely linked to the federal funds rate, stay at artificially low levels while longer-term rates increase on inflation fears.

A look forward

All of this adds up to more uncertainty, which we believe makes it as important as ever to ensure that your portfolio remains well diversified. In recent years, many fixed-income investors, fearing rising rates, have loaded up on money market funds and very short-term bonds to protect their assets from the threat of rising rates. But by trying to anticipate rate movements, those investors may have missed out on decent total returns from long-term bonds.

If you’re investing for the medium or long term, you may want to consider owning some short-term bond funds to protect yourself against higher interest rates, but also some intermediate- and long-term bond funds to maintain a higher level of income and also as a hedge against unexpected market events. Some investors may also benefit from funds that can invest in Treasury Inflation Protected Securities, also known as TIPS. As with all bonds, TIPS can lose value, but because their principal amount is reset regularly with inflation, they can be valuable for investors looking to keep pace with rising costs of living. While there’s no one-size-fits-all solution that’s right for every investor, we all can benefit from owning a diversified portfolio designed to earn a steady return while reducing overall volatility.

We thank you for your continued confidence in Strong and look forward to helping you meet your financial goals.

Lyle J. Fitterer

Head of Fixed Income

Strong Capital Management, Inc.

Strong Heritage Money Fund

For the 12 months ending October 31, 2004, the Strong Heritage Money Fund posted a return of 0.88%, besting the 0.61% performance of the Fund’s benchmark, the Lipper Money Market Funds Index.

Short-term interest rates were very low throughout 2002 and 2003, as geopolitical concerns and the lingering effects of the bursting of the late ’90s speculative bubble depressed labor markets even as U.S. economic growth accelerated. In the latter months of 2003, the Fund pursued opportunities to benefit from the distortions in the cash markets that typically occur near year-end. We were able to capture incremental yield through a modestly longer-than-neutral average maturity posture, convinced that monetary policy was on hold until the evident strong level of U.S. GDP growth was accompanied by clear evidence of accelerating job creation.

Strong employment numbers change rate outlook

Evidence of just such improvement arrived with the release of March 2004 employment statistics. Labor Department surveys showed a big jump in hiring as well as upward revisions to prior months’ estimates. In a matter of a few weeks, the interest rate climate shifted dramatically. Expectations of a distant, modest swing to a tighter monetary policy were retooled, and a consensus quickly emerged that the Federal Reserve Board would begin to hike overnight rate targets sooner rather than later.

This expectation was realized at the end of June, when the Federal Open Market Committee engineered the first increase in short-term rates in four years. The Fed layered on two additional tightening moves of 0.25% each over the next three months, pushing the federal funds target rate up to 1.75% — still a rather low level by recent historical standards.

Positioning for rising rates

Following the robust March employment data, Fed policy came back into play with a vengeance. Markets began to incorporate an expectation of a significantly tighter monetary stance. In response, we reduced the Fund’s average effective maturity with the expectation that a more rapid turnover of the Fund’s holdings would allow a quicker capture of forthcoming rate hikes.

The Fund also sought incremental yield from an allocation to asset-backed commercial paper, which typically offers a slightly higher income level than corporate-backed commercial paper of comparable credit quality.

We maintained a significant commitment to floating-rate securities, particularly taxable municipal bonds with yield levels resetting weekly. These issues typically incorporate a “put” feature on seven days’ notice that largely insulates their market value from swings in other interest rates.

The pursuit of attractively priced U.S. government agency issues, particularly callable notes, remained a strategic focus. These notes offer extra yield in exchange for the possibility of early repayment of principal. The Fund also carried a fairly significant position in overnight repurchase agreements from time to time. Though such “repos” typically yield less than commercial paper and other money market securities, they can be a useful tool in a rising interest-rate environment.

Looking ahead

There is good reason to believe that the U.S. economy will continue to grow at a healthy pace in the coming months. In the absence of external disruptions, the Fed’s Open Market Committee is likely to continue its policy of measured tightening. This is good news for money market fund investors, who have had to endure an extended period of unusually low yields. We anticipate that a shorter average maturity strategy will be the dominant theme for the Fund in coming months, as we seek to position the Fund for further rate increases.

Thank you for your investment in the Strong Heritage Money Fund.

Jay N. Mueller

Portfolio Manager

Fund Highlights

Fund Credit Quality

Percent of Net Assets, as of 10-31-04

First Tier[1]	100.0%
Second Tier[2]	0.0%

Total	100.0%

Effective duration[3]	35 days

General:

[1]	First-tier securities are rated at the time of acquisition in the highest rating category by at least two nationally recognized statistical rating organizations or, if unrated, are determined by the Advisor to be of comparable quality.
[2]	Second-tier securities are rated at the time of acquisition in the second-highest rating category or are determined by the Advisor to be of comparable quality.
[3]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Heritage Money Fund

Your Fund’s Approach

The Fund is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by government-sponsored entities, corporations, and banks and other financial institutions.

3-Month Treasury Bill Yields

As of 10-31-04

Source: Bloomberg

Top Issuers4

Percent of Net Assets, as of 10-31-04

FHLMC Notes	6.8%
FNMA Notes	5.7%
Oakland-Alameda County, California Coliseum Authority A1	1.5%
CXC, Inc.	1.5%
Parker-Hannifin Corporation	1.5%
ING U.S. Funding LLC	1.5%
California Pollution Control Financial Authority A1	1.5%
Colorado Housing Authority	1.5%
Gulf Coast Waste Disposal Authority PCR	1.5%
Oakland-Alameda County, California Coliseum Authority A2	1.5%

Top Ten	24.5%

[4]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[5]
7-day current yield	1.41%
7-day effective yield	1.42%

Advisor Class[5,6]
7-day current yield	1.38%
7-day effective yield	1.39%

Institutional Class[5,7]
7-day current yield	1.64%
7-day effective yield	1.66%

Average Annual Total Returns

As of 10-31-04

Investor Class[5]
1-year	0.88%
5-year	2.84%
Since Fund Inception (6-29-95)	4.08%

Advisor Class[5,6]
1-year	0.85%
5-year	2.81%
Since Fund Inception (6-29-95)	4.04%

Institutional Class[5,7]
1-year	1.10%
5-year	3.04%
Since Fund Inception (6-29-95)	4.19%

Performance is historical and does not guarantee future results. Investment returns and yields will fluctuate. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fee Waivers:

[5]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 7-day current yield would have been 1.13% for Investor Class shares, 1.29% for Advisor Class shares, and 1.29% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[6]	The performance of the Advisor Class shares prior to 3-31-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[7]	The performance of the Institutional Class shares prior to 3-31-00 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Florida Municipal Money Market Fund

For the 12 months ending October 31, 2004, the Strong Florida Municipal Money Market Fund returned a total of 0.78%, outperforming the 0.52% return posted by the Lipper Other States Tax-Exempt Money Market Funds Average.

Cash flows in the Fund are typically subject to much wider variation than are those of national money market funds, and the pattern this year held true to form. As Florida investors seek to avoid the state’s intangibles tax, they shift assets from national funds into the Fund. Since the important date for this event is December 31 of each year, the Fund experiences significant inflows immediately prior to that date, only to have a large portion flow back out early the next year. This event also tends to correspond with the normal seasonal year-end yield spike that all money funds experience due to cash outflows, as investors seek to raise cash for holiday purchases or other year-end cash needs.

Higher yields at period end

Away from these significant cash flow swings, short-term rates, as measured by the Bond Market Association (BMA) Index of seven-day, tax-exempt securities, held within a relatively narrow range between 0.90% and 1.10% for most of the period. In fact, not until mid-August, nearly six weeks after the first of the Fed’s three federal funds rate increases of 0.25 percentage points during the period, did the BMA Index break through and remain above the 1.10% level. Mid-summer is typically a very heavy reinvestment period for the municipal market, as June and July coupon payments and redemptions generate additional demand that tends to absorb available short-term supply. Once this demand was met, short-term, tax-exempt yields moved steadily higher through the end of October, reflecting the new, higher fed funds rate, and ended the period at levels not seen for two years.

For the entire period, the steep structure of the yield curve — indicating that long-term rates were meaningfully higher than short-term rates — encouraged issuers to favor borrowing short over long. This, combined with lingering budgetary constraints among many municipalities, led to heavy new, short-term supply over much of the past year. With few exceptions, such as the mid-summer coupon reinvestment demand mentioned above, the result of the heavy supply was a relatively narrow spread between tax-exempt and taxable money market yields for much of the period. At times, in fact, taxable buyers crossed over to the tax-exempt money market because the yields offered were essentially the same.

Update on the Fund’s strategy

We continued to follow the same strategies we have used in previous periods. Our objective is to invest in securities that we believe represent the best relative value at any given time within the short-term universe. Accordingly, we chose securities based on their current position in the marketplace, as well as how we expected them to perform in the future. Recently our primary emphasis has been on variable-rate daily and weekly securities, which tend to be more responsive, initially, to changes in Fed policy and offered attractive yields compared to the yields on fixed-rate securities. Variable-rate securities pay interest at a rate that is reset daily or weekly to reflect current market conditions and give the holder the option to sell the bond at par value upon one to seven days’ notice. When the relationship changes and fixed-rate securities become relatively more attractive, our focus on the highly liquid daily and weekly positions should give us great flexibility to shift assets opportunistically.

Our approach involves continuously monitoring the short-term marketplace for higher-yielding securities, new issues, and bonds that are just becoming eligible for the money market. By constantly monitoring the marketplace, we attempt to identify securities that we believe represent the best relative value for the Fund.

More rate increases expected

Although the pace of economic growth in recent months slowed from the brisk pace of early 2004, it’s likely the Fed will continue to move short-term rates higher in 2005 unless growth slows further. Oil and other energy-related costs clearly have dampened consumer spending and will likely continue to do so, but offsetting this factor is strong and improving global demand from China and elsewhere for U.S. goods and services, leading to an improved employment picture in the United States.

While the pace and magnitude of future Fed rate increases will depend to some degree on the health of the economy, the Fed seems intent on moving short-term rates closer to the pace of real economic growth from the low and stimulative levels of recent quarters. As short-term rates rise, tax-exempt money market yields should move in corresponding fashion. With this outlook in mind, we expect to remain focused on securities that offer the advantage of quickly adjusting to the higher yields from Fed policy changes.

Thank you for your investment in the Strong Florida

Municipal Money Market Fund.

Duane McAllister

Portfolio Co-Manager

Wendy S. Casetta

Portfolio Co-Manager

Fund Highlights

Fund Credit Quality

Percent of Net Assets, as of 10-31-04

First Tier[1]	100.0%
Second Tier[2]	0.0%

Total	100.0%

Effective duration[3]	6 days

General:

[1]	First-tier securities are rated at the time of acquisition in the highest rating category by at least two nationally recognized statistical rating organizations or, if unrated, are determined by the Advisor to be of comparable quality.
[2]	Second-tier securities are rated at the time of acquisition in the second-highest rating category or are determined by the Advisor to be of comparable quality.
[3]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Florida Municipal Money Market Fund

Your Fund’s Approach

The Fund is managed to provide attractive yields and a stable share price of $1.00. Under normal conditions, the Fund invests at least 80% of its net assets in high-quality, short-term debt securities whose income is exempt from federal and Florida personal income tax, if any. Under normal conditions, it is expected that the Fund’s shares will be exempt from the Florida intangible personal property tax. The Fund invests primarily in securities issued by any state and its municipalities, but may invest substantially in securities issued by Florida and its municipalities.

Equivalent Taxable Yields

As of 10-31-04

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 1.39% is equivalent to a taxable yield of:
$58,101 – 117,250	$29,051 – 70,350	25.0%	1.85%
$117,251 – 178,650	$70,351 – 146,750	28.0%	1.93%
$178,651 – 319,100	$146,751 – 319,100	33.0%	2.07%
Over $319,100	Over $319,100	35.0%	2.14%

The chart reflects 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult their tax advisor to determine their actual 2004 marginal tax rate.

Largest State Concentrations4

Percent of Net Assets, as of 10-31-04

Florida	85.53%
Illinois	7.50%
Colorado	3.93%
Alabama	1.64%
Texas	1.40%

Top States	100.00%

[4]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[5]
7-day current yield	1.38%
7-day effective yield	1.39%

Average Annual Total Returns

As of 10-31-04

Investor Class[5]
1-year	0.78%
Since Fund Inception (11-29-02)	0.77%

Performance is historical and does not guarantee future results. Investment returns and yields will fluctuate. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to State of Florida risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[5]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 7-day current yield would have been 1.21%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Money Market Fund

For the 12 months ended October 31, 2004, the Strong Money Market Fund posted a return of 0.63%. This modestly exceeded the 0.61% performance of the Fund’s benchmark, the Lipper Money Market Funds Index.

Short-term interest rates were very low throughout 2002 and 2003, as geopolitical concerns and the lingering effects of the bursting of the late ’90s speculative bubble depressed labor markets even as U.S. economic growth accelerated. As 2003 drew to a close, there was a pervasive belief that rates would stay low until job growth improved.

Strong employment numbers change rate outlook

Evidence of just such improvement arrived with the release of March 2004 employment statistics. Labor Department surveys showed a big jump in hiring as well as upward revisions to prior months’ estimates. In a matter of a few weeks, the interest rate climate shifted dramatically. Expectations of a distant, modest swing to a tighter monetary policy were retooled, and a consensus quickly emerged that the Federal Reserve Board would begin to hike overnight rate targets sooner rather than later.

This expectation was realized at the end of June, when the Federal Open Market Committee engineered the first increase in short-term rates in four years. The Fed layered on two additional tightening moves of 0.25% each over the next three months, pushing the federal funds target rate up to 1.75% — still a rather low level by recent historical standards.

In the latter months of 2003, the Fund pursued opportunities to benefit from the distortions in the cash markets that typically occur near year-end. We were able to capture incremental yield through a modestly longer-than-neutral average maturity posture, convinced that monetary policy was on hold until the evident strong level of U.S. GDP growth was accompanied by clear evidence of accelerating job creation.

Positioning for rising rates

Following the robust March employment data, Fed policy came back into play with a vengeance. Markets began to incorporate an expectation of a significantly tighter monetary stance. In response, we reduced the Fund’s average effective maturity with the expectation that a more rapid turnover of the Fund’s holdings would allow a quicker capture of forthcoming rate hikes.

The Fund also sought incremental yield from an allocation to asset-backed commercial paper, which typically offers a slightly higher income level than corporate-backed commercial paper of comparable credit quality.

We maintained a significant commitment to floating-rate securities, particularly taxable municipal bonds with yield levels resetting weekly. These issues typically incorporate a “put” feature on seven days’ notice that largely insulates their market value from swings in other interest rates.

The pursuit of attractively priced U.S. government agency issues, particularly callable notes, remained a strategic focus. Callable issues typically offer extra yield in exchange for the possibility of the early return of principal and their use allows the Fund the opportunity to capture additional income while maintaining high credit standards.

The Fund also carried a fairly significant position in overnight repurchase agreements from time to time. Though such “repos” typically yield less than commercial paper and other money market securities, they can be a useful tool in a rising interest-rate environment.

Looking ahead

There is good reason to believe that the U.S. economy will continue to grow at a healthy pace in the coming months. In the absence of external disruptions, the Fed’s Open Market Committee is likely to continue its policy of measured tightening. This is good news for money market fund investors, who have had to endure an extended period of unusually low yields. We anticipate that a shorter average maturity strategy will be the dominant theme for the Fund in coming months, as we seek to position the Fund for further rate increases.

Thank you for your investment in the Strong Money Market Fund.

Jay N. Mueller

Portfolio Manager

Fund Highlights

Fund Credit Quality

Percent of Net Assets, as of 10-31-04

First Tier[1]	100.0%
Second Tier[2]	0.0%

Total	100.0%

Effective duration[3]	34 days

General:

[1]	First-tier securities are rated at the time of acquisition in the highest rating category by at least two nationally recognized statistical rating organizations or, if unrated, are determined by the Advisor to be of comparable quality.
[2]	Second-tier securities are rated at the time of acquisition in the second-highest rating category or are determined by the Advisor to be of comparable quality.
[3]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Money Market Fund

Your Fund’s Approach

The Fund is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by governments and their agencies, corporations, and banks and other financial institutions.

3-Month Treasury Bill Yields

As of 10-31-04

Source: Bloomberg

Top Issuers4

Percent of Net Assets, as of 10-31-04

FHLB Notes	6.9%
FNMA Notes	4.7%
Colorado Housing Authority	2.8%
Oakland-Alameda County, California Coliseum Authority Lease Revenue S A1	1.6%
Govco, Inc.	1.5%
California Pollution Control Financing Authority	1.5%
Gulf Coast Waste Disposal Authority PCR	1.5%
Oakland-Alameda County, California Coliseum Authority Lease Revenue S A2	1.5%
Wells Fargo Bank	1.5%
Variable Funding Capital Corporation	1.5%

Top Ten	25.0%

[4]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[5]
7-day current yield	1.17%
7-day effective yield	1.18%

Average Annual Total Returns

As of 10-31-04

Investor Class[5]
1-year	0.63%
5-year	2.58%
10-year	3.97%
Since Fund Inception (10-22-85)	4.96%

Performance is historical and does not guarantee future results. Investment returns and yields will fluctuate. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fee Waivers:

[5]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 7-day current yield would have been 1.00%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation6

Percent of Net Assets, as of 10-31-04

[6]	Graph reflects reallocation of -0.3% Cash Plus Receivables Less Payables.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Municipal Money Market Fund

For the 12 months ending October 31, 2004, the Strong Municipal Money Market Fund returned a total of 0.83%, outperforming the 0.56% return posted by the Lipper Tax-Exempt Money Market Funds Index.

Except for the normal, seasonal spike in yields at the end of each calendar year, short-term rates, as measured by the Bond Market Association (BMA) Index of seven-day, tax-exempt securities, held within a relatively narrow range between 0.90% and 1.10% for most of the period. Even when longer-term interest rates rose in anticipation of the Federal Reserve Board hiking the federal funds rate, short-term rates held steady. In fact, not until mid-August, nearly six weeks after the first of the Fed’s three increases of 0.25 percentage points during the period, did the BMA Index break through and remain above the 1.10% level. Mid-summer is typically a very heavy reinvestment period for the municipal market, as June and July coupon payments and redemptions generate additional demand that tends to absorb available short-term supply. Once this demand was met, short-term tax-exempt yields moved steadily higher through the end of October, reflecting the new, higher fed funds rate, and ended the period at levels not seen for two years.

The shape of the yield curve plays an important role in the supply/demand relationship in money markets, as it does in all financial markets. For the entire period, the steep structure of the yield curve, whereby long-term rates are meaningfully higher than short-term rates, encouraged issuers to favor borrowing short over long. This, combined with lingering budgetary constraints among many municipalities, led to heavy new short-term supply over much of the past year. With few exceptions, such as the mid-summer coupon reinvestment demand mentioned above, the result of the heavy supply was a relatively narrow spread between tax-exempt and taxable money market yields for much of the period. At times, in fact, taxable buyers crossed over to the tax-exempt money market because the yields were essentially the same.

Update on the Fund’s strategy

We continued to follow the same strategies we have used in previous periods. Our objective is to invest in securities that we believe represent the best relative value at any given time within the short-term universe. Accordingly, we chose securities based on their current position in the marketplace, as well as how we expected them to perform in the future. Recently our primary emphasis has been on variable-rate daily and weekly securities, which tend to be more responsive, initially, to changes in Fed policy and offered attractive yields compared to the yields on fixed-rate securities. Variable-rate securities pay interest at a rate that is reset daily or weekly to reflect current market conditions and give the holder the option to sell the bond at par value upon one to seven days’ notice. When the relationship changes and fixed-rate securities become relatively more attractive, our focus on the highly liquid daily and weekly positions should give us great flexibility to shift assets opportunistically.

Our approach involves continuously monitoring the short-term marketplace for higher-yielding securities, new issues and bonds that are just becoming eligible for the money market. By constantly monitoring the marketplace, we are able to identify securities that represent the best relative value for the Fund.

More rate increases expected

Although the pace of economic growth in recent months slowed from the brisk pace of early 2004, it’s likely the Fed will continue to move short-term rates higher in 2005 unless growth slows further. Oil and other energy-related costs clearly have dampened consumer spending and will likely continue to do so, but offsetting this factor is strong and improving global demand from China and elsewhere for U.S. goods and services, leading to an improved employment picture in the United States.

While the pace and magnitude of future Fed rate increases will depend to some degree on the health of the economy, the Fed seems intent on moving short-term rates closer to the pace of real economic growth from the low and stimulative levels of recent quarters. As short-term rates rise, tax-exempt money market yields should move in corresponding fashion. With this outlook in mind, we expect to remain focused on securities that offer the advantage of quickly adjusting to the higher yields from Fed policy changes.

Thank you for your investment in the Strong Municipal Money Market Fund.

Duane McAllister

Portfolio Co-Manager

Wendy S. Casetta

Portfolio Co-Manager

Fund Highlights

Fund Credit Quality

Percent of Net Assets, as of 10-31-04

First Tier[1]	97.6%
Second Tier[2]	2.4%

Total	100.0%

Effective duration[3]	25 days

General:

[1]	First-tier securities are rated at the time of acquisition in the highest rating category by at least two nationally recognized statistical rating organizations or, if unrated, are determined by the Advisor to be of comparable quality.
[2]	Second-tier securities are rated at the time of acquisition in the second-highest rating category or are determined by the Advisor to be of comparable quality.
[3]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Municipal Money Market Fund

Your Fund’s Approach

The Fund is managed to provide attractive yields and a stable share price of $1.00. Under normal conditions, the Fund invests at least 80% of its net assets in municipal securities. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the federal alternative minimum tax (AMT).

Equivalent Taxable Yields

As of 10-31-04

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 1.41% is equivalent to a taxable yield of:
$58,101 – 117,250	$29,051 – 70,350	25.0%	1.88%
$117,251 – 178,650	$70,351 – 146,750	28.0%	1.96%
$178,651 – 319,100	$146,751 – 319,100	33.0%	2.10%
Over $319,100	Over $319,100	35.0%	2.17%

The chart reflects 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult their tax advisor to determine their actual 2004 marginal tax rate.

Largest State Concentrations4

Percent of Net Assets, as of 10-31-04

Texas	11.79%
Wisconsin	7.07%
Tennessee	5.91%
Virginia	5.86%
Georgia	5.55%
Colorado	5.25%
Kentucky	4.95%
Alabama	4.57%
Minnesota	3.62%
Mississippi	2.96%

Top States	57.53%

[4]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[5]
7-day current yield	1.40%
7-day effective yield	1.41%

Average Annual Total Returns

As of 10-31-04

Investor Class[5]
1-year	0.83%
5-year	2.12%
10-year	2.87%
Since Fund Inception (10-23-86)	3.59%

Performance is historical and does not guarantee future results. Investment returns and yields will fluctuate. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Fee Waivers:

[5]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 7-day current yield would have been 1.37%. As of 10-31-04, there are no waivers or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Tax-Free Money Fund

For the 12 months ending October 31, 2004, the Strong Tax-Free Money Fund returned a total of 0.99%, outperforming the 0.56% return posted by the Lipper Tax-Exempt Money Market Funds Index.

Except for the normal, seasonal spike in yields at the end of each calendar year, short-term rates, as measured by the Bond Market Association (BMA) Index of seven-day, tax-exempt securities, held within a relatively narrow range between 0.90% and 1.10% for most of the period. Even when longer-term interest rates rose in anticipation of the Federal Reserve Board hiking the federal funds rate, short-term rates held steady. In fact, not until mid-August, nearly six weeks after the first of the Fed’s three increases of 0.25 percentage points during the period, did the BMA Index break through and remain above the 1.10% level. Mid-summer is typically a very heavy reinvestment period for the municipal market, as June and July coupon payments and redemptions generate additional demand that tends to absorb available short-term supply. Once this demand was met, short-term tax-exempt yields moved steadily higher through the end of October, reflecting the new, higher fed funds rate, and ended the period at levels not seen for two years.

The shape of the yield curve plays an important role in the supply/demand relationship in money markets, as it does in all financial markets. For the entire period, the steep structure of the yield curve, whereby long-term rates are meaningfully higher than short-term rates, encouraged issuers to favor borrowing short over long. This, combined with lingering budgetary constraints among many municipalities, led to heavy new short-term supply over much of the past year. With few exceptions, such as the mid-summer coupon reinvestment demand mentioned above, the result of the heavy supply was a relatively narrow spread between tax-exempt and taxable money market yields for much of the period. At times, in fact, taxable buyers crossed over to the tax-exempt money market because the yields were essentially the same.

Update on the Fund’s strategy

We continued to follow the same strategies we have used in previous periods. Our objective is to invest in securities that we believe represent the best relative value at any given time within the short-term universe. Accordingly, we chose securities based on their current position in the marketplace, as well as how we expected them to perform in the future. Recently our primary emphasis has been on variable-rate daily and weekly securities, which tend to be more responsive, initially, to changes in Fed policy and offered attractive yields compared to the yields on fixed-rate securities. Variable-rate securities pay interest at a rate that is reset daily or weekly to reflect current market conditions and give the holder the option to sell the bond at par value upon one to seven days’ notice. When the relationship changes and fixed-rate securities become relatively more attractive, our focus on the highly liquid daily and weekly positions should give us great flexibility to shift assets opportunistically.

Our approach involves continuously monitoring the short-term marketplace for higher-yielding securities, new issues and bonds that are just becoming eligible for the money market. By constantly monitoring the marketplace, we are able to identify securities that represent the best relative value for the Fund.

More rate increases expected

Although the pace of economic growth in recent months slowed from the brisk pace of early 2004, it’s likely the Fed will continue to move short-term rates higher in 2005 unless growth slows further. Oil and other energy-related costs clearly have dampened consumer spending and will likely continue to do so, but offsetting this factor is strong and improving global demand from China and elsewhere for U.S. goods and services, leading to an improved employment picture in the United States.

While the pace and magnitude of future Fed rate increases will depend to some degree on the health of the economy, the Fed seems intent on moving short-term rates closer to the pace of real economic growth from the low and stimulative levels of recent quarters. As short-term rates rise, tax-exempt money market yields should move in corresponding fashion. With this outlook in mind, we expect to remain focused on securities that offer the advantage of quickly adjusting to the higher yields from Fed policy changes.

Thank you for your investment in the Strong Tax-Free Money Fund.

Duane McAllister

Portfolio Co-Manager

Wendy S. Casetta

Portfolio Co-Manager

Fund Highlights

Fund Credit Quality

Percent of Net Assets, as of 10-31-04

First Tier[1]	100.0%
Second Tier[2]	0.0%

Total	100.0%

Effective duration[3]	10 days

General:

[1]	First-tier securities are rated at the time of acquisition in the highest rating category by at least two nationally recognized statistical rating organizations or, if unrated, are determined by the Advisor to be of comparable quality.
[2]	Second-tier securities are rated at the time of acquisition in the second-highest rating category or are determined by the Advisor to be of comparable quality.
[3]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Tax-Free Money Fund

Your Fund’s Approach

The Fund is managed to provide a stable share price of $1.00. The Fund invests, under normal conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT). Although, under normal conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations. The Fund anticipates that substantially all of the income that it pays will be exempt from federal income tax, including the AMT, but to the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.

Equivalent Taxable Yields

As of 10-31-04

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 1.55% is equivalent to a taxable yield of:
$58,101 – 117,250	$29,051 – 70,350	25.0%	2.07%
$117,251 – 178,650	$70,351 – 146,750	28.0%	2.15%
$178,651 – 319,100	$146,751 – 319,100	33.0%	2.31%
Over $319,100	Over $319,100	35.0%	2.38%

The chart reflects 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult their tax advisor to determine their actual 2004 marginal tax rate.

Largest State Concentrations4

Percent of Net Assets, as of 10-31-04

Florida	15.23%
Illinois	8.96%
California	5.73%
Texas	5.25%
Ohio	4.90%
Alaska	4.58%
Georgia	3.65%
Colorado	3.57%
Tennessee	3.56%
Pennsylvania	3.53%

Top States	58.96%

[4]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[5]
7-day current yield	1.54%
7-day effective yield	1.55%

Average Annual Total Returns

As of 10-31-04

Investor Class[5]
1-year	0.99%
3-year	1.14%
Since Fund Inception (12-15-00)	1.59%

Performance is historical and does not guarantee future results. Investment returns and yields will fluctuate. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

To the extent that the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.

Fee Waivers:

[5]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 7-day current yield would have been 1.18%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

YOUR FUND’S EXPENSES	October 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

						Actual				Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1]		Beginning Account Value 5-1-04		Ending Account Value 10-31-04		Expenses Paid During Period[2]		Ending Account Value 10-31-04		Expenses Paid During Period[2]
Strong Heritage Money Fund	Investor Institutional Advisor	0.40 0.18 0.43	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,005.20 1,006.30 1,005.00	$ $ $	2.02 0.91 2.17	$ $ $	1,023.13 1,024.23 1,022.97	$ $ $	2.03 0.92 2.19
Strong Florida Municipal Money Market Fund	Investor	0.45%			$1,000.00		$1,004.40		$2.27		$1,022.87		$2.29
Strong Money Market Fund	Investor	0.65%			$1,000.00		$1,004.00		$3.27		$1,021.87		$3.30
Strong Municipal Money Market Fund	Investor	0.62%			$1,000.00		$1,004.50		$3.12		$1,022.02		$3.15
Strong Tax-Free Money Fund	Investor	0.30%			$1,000.00		$1,005.30		$1.51		$1,023.63		$1.53

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2004

STRONG HERITAGE MONEY FUND

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Commercial Paper 72.4%
Alaska HFC (e)	$9,000,000	1.82%	11/12/04	$8,994,995
Alpine Securitization Corporation (b) (e)	2,500,000	1.78	11/04/04	2,499,629
	1,500,000	1.84	11/18/04	1,498,697
	5,000,000	1.85	12/03/04	4,991,778
Amstel Funding Corporation (b) (e)	1,000,000	1.85	11/23/04	998,869
	1,000,000	1.90	12/06/04	998,153
Atlantis One Funding Corporation (b) (e)	2,400,000	1.88	12/09/04	2,395,237
Barton Capital Corporation (b) (e)	2,000,000	1.77	11/04/04	1,999,705
	6,700,000	1.84	11/22/04	6,692,809
Blue Ridge Asset Funding Corporation (b) (e)	8,000,000	1.87	11/22/04	7,991,273
CXC, Inc. (b) (e)	9,500,000	1.70	11/19/04	9,491,925
California PCFA Water Distribution Facility Revenue (e)	9,000,000	1.93	12/03/04	9,000,000
Compass Securitization LLC (b) (e)	8,300,000	1.89	11/22/04	8,290,926
Danske Corporation (e)	3,000,000	1.77	11/24/04	2,996,607
	2,400,000	1.81	11/19/04	2,397,828
	3,000,000	1.92	11/29/04	2,995,520
Delaware Funding Corporation (b) (e)	3,000,000	1.78	11/03/04	2,999,703
	4,000,000	1.78	11/10/04	3,998,220
	1,500,000	1.92	12/01/04	1,497,600
Duke University	7,771,000	1.78	11/12/04	7,766,773
Erasmus Capital Corporation (b) (e)	9,000,000	1.80	11/10/04	8,995,950
Eureka Securitization, Inc. (b) (e)	5,000,000	1.78	11/08/04	4,998,269
	4,000,000	1.81	11/15/04	3,997,184
Fountain Square Commercial Corporation (b) (e)	9,000,000	1.81	11/17/04	8,992,760
Gannett, Inc. (b)	2,000,000	1.76	11/08/04	1,999,316
General Electric Capital Corporation	2,400,000	1.76	11/09/04	2,399,061
	4,075,000	1.76	11/10/04	4,073,207
	2,000,000	1.85	11/16/04	1,998,458
GovCo, Inc. (b) (e)	8,900,000	1.78	11/02/04	8,899,560
Gulf Coast Waste Disposal Authority PCR (e)	9,000,000	1.82	11/04/04	9,000,000
ING U.S. Funding LLC (e)	5,500,000	1.77	11/05/04	5,498,918
	3,600,000	1.93	11/29/04	3,594,596
Kittyhawk Funding Corporation (b) (e)	6,000,000	1.80	11/15/04	5,995,800
	2,800,000	1.88	11/22/04	2,796,929
Liberty Street Funding Corporation (b) (e)	2,300,000	1.79	11/04/04	2,299,657
	6,500,000	1.81	11/15/04	6,495,425
Long Island College Hospital (e)	9,000,000	1.82	11/08/04	8,996,815
MGIC Investment Corporation (b)	9,000,000	1.80	11/09/04	8,996,400
Market Street Funding Corporation (b) (e)	2,772,000	1.79	11/10/04	2,770,760
	6,000,000	1.81	11/18/04	5,994,872
Marshall & Ilsley Corporation	9,000,000	1.77	11/15/04	8,993,805
National Australia Funding, Inc. (e)	9,000,000	1.77	11/10/04	8,996,017
Nieuw Amsterdam Receivables Corporation (b) (e)	6,400,000	1.80	11/16/04	6,395,200
	2,570,000	1.87	11/29/04	2,566,262
Nordea North America, Inc. (e)	9,000,000	1.77	11/12/04	8,995,132
Oakland-Alameda County, California Coliseum Authority Lease Revenue (e)	9,500,000	1.72	11/02/04	9,500,000
	9,000,000	1.82	11/12/04	9,000,000
Old Line Funding Corporation (b) (e)	7,000,000	1.79	11/15/04	6,995,127
	1,000,000	1.80	11/16/04	999,250
Parker Hannifin Corporation (b)	9,200,000	1.85	11/04/04	9,198,582
Purdue Resh Foundation (e)	4,000,000	1.82	11/12/04	4,000,000
Rabobank USA Financial Corporation (e)	2,334,000	1.76	11/01/04	2,334,000
Rio Tinto, Ltd. (b) (e)	1,563,000	1.76	11/05/04	1,562,694
	3,240,000	1.77	11/01/04	3,240,000
	2,500,000	1.86	11/16/04	2,498,063
Royal Bank of Scotland PLC	2,500,000	1.75	11/05/04	2,499,514
	2,100,000	1.77	11/03/04	2,099,794
	4,000,000	1.79	11/15/04	3,997,216
Sheffield Receivables Corporation (b) (e)	1,300,000	1.79	11/10/04	1,299,418
	4,400,000	1.80	11/16/04	4,396,700
	2,000,000	1.90	11/30/04	1,996,939
Societe Generale North America, Inc. (e)	1,800,000	1.93	12/15/04	1,795,754
Society Of New York Hospital Fund, Inc. (e)	7,869,000	1.83	11/05/04	7,867,400

STRONG HERITAGE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Steamboat Funding Corporation (b) (e)	$6,900,000	1.78%	11/01/04	$6,900,000
	1,800,000	1.82	11/04/04	1,799,727
Svenska Handelsbank, Inc. (e)	8,000,000	1.80	11/04/04	7,998,802
Sydney Capital, Inc. (b) (e)	9,000,000	1.89	12/06/04	8,983,463
Tasman Funding, Inc. (b) (e)	5,400,000	1.83	11/24/04	5,393,687
	1,800,000	1.86	11/17/04	1,798,512
Three Pillars Funding Corporation (b) (e)	3,000,000	1.78	11/03/04	2,999,703
	3,900,000	1.79	11/10/04	3,898,255
	1,000,000	1.82	11/15/04	999,292
Thunder Bay Funding, Inc. (b) (e)	7,500,000	1.79	11/15/04	7,494,779
	1,300,000	1.86	11/22/04	1,298,590
Ticonderoga Funding LLC (b) (e)	2,800,000	1.79	11/02/04	2,799,861
	1,000,000	1.85	11/17/04	999,178
	2,500,000	1.89	11/30/04	2,496,194
	2,500,000	1.92	12/01/04	2,496,000
Total Capital (b) (e)	5,000,000	1.75	11/10/04	4,997,813
	1,800,000	1.79	11/18/04	1,798,479
	1,870,000	1.80	11/29/04	1,867,382
Triple-A-One Funding Corporation (b) (e)	3,000,000	1.79	11/01/04	3,000,000
	1,499,000	1.82	11/15/04	1,497,939
	3,500,000	1.82	11/23/04	3,496,107
Tulip Funding Corporation (b) (e)	4,000,000	1.79	11/01/04	4,000,000
	3,300,000	1.80	11/19/04	3,297,030
UBS Finance, Inc. (e)	3,400,000	1.76	11/04/04	3,399,501
	1,600,000	1.77	11/09/04	1,599,371
	3,901,000	1.79	11/15/04	3,898,289
Variable Funding Capital Corporation (b) (e)	9,000,000	1.78	11/03/04	8,999,110
Wells Fargo Bank	8,000,000	1.85	11/22/04	8,000,000
Windmill Funding Corporation (b) (e)	6,000,000	1.81	11/17/04	5,995,173
	1,600,000	1.85	12/15/04	1,596,382
	1,200,000	1.95	11/30/04	1,198,115
Yale University	9,000,000	1.78	11/12/04	8,995,105
Yorkshire Building Society	9,000,000	1.88	12/08/04	8,982,610

Total Commercial Paper				445,491,500

Taxable Variable Rate Put Bonds 15.1%
Alaska HFC	5,000,000	1.81	11/07/04	5,000,000
Arbor Properties, Inc. (e)	5,545,000	1.95	11/07/04	5,545,000
Botsford General Hospital Revenue (e)	4,900,000	1.85	11/01/04	4,900,000
Brooks County, Georgia Development Authority IDR - Langboard, Inc. Project (e)	5,000,000	1.96	11/07/04	5,000,000
CEI Capital LLC (e)	5,000,000	1.96	11/07/04	5,000,000
Colorado HFA (e)	14,000,000	1.84	11/07/04	14,000,000
Convenience Holding Company LLC (e)	4,760,000	2.01	11/07/04	4,760,000
Cornerstone Funding Corporation I, Series 2003 (b) (e)	4,000,000	2.00	11/07/04	4,000,000
Denver, Colorado City and County Airport Revenue Refunding (e)	5,100,000	1.87	11/07/04	5,100,000
Franklin Avenue Associates LP	5,880,000	1.95	11/07/04	5,880,000
LP Pinewood SPV LLC (e)	5,000,000	1.96	11/07/04	5,000,000
New Jersey EDA EDR - MSNBC/CNBC Project (e)	4,000,000	1.82	11/01/04	4,000,000
Sea Island Company & Sea Island Coastal Properties LLC (e)	5,000,000	2.04	11/07/04	5,000,000
Vancouver Clinic Building LLC (e)	6,700,000	1.87	11/07/04	6,700,000
Wake Forest University (e)	5,550,000	1.98	11/07/04	5,550,000
Waukesha Health System, Inc. (e)	2,700,000	1.87	11/07/04	2,700,000
Willacoochie, Georgia Development Authority PCR	4,800,000	1.93	11/07/04	4,800,000

Total Taxable Variable Rate Put Bonds				92,935,000

United States Government & Agency Issues 12.5%
FNMA Notes:
1.40%, Due 3/29/05	10,000,000	1.40	3/29/05	10,000,000
1.40%, Due 5/03/05	4,000,000	1.40	5/03/05	4,000,000
1.61%, Due 5/13/05	5,000,000	1.61	5/13/05	5,000,000
1.75%, Due 5/23/05	10,000,000	1.75	5/23/05	10,000,000
1.80%, Due 5/27/05	6,000,000	1.80	5/27/05	6,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG HERITAGE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
FHLMC Notes:
1.35%, Due 4/15/05	$5,000,000	1.35%	4/15/05	$5,000,000
1.35%, Due 4/29/05	4,000,000	1.35	4/29/05	4,000,000
1.40%, Due 2/25/05	5,000,000	1.40	2/25/05	5,000,000
1.43%, Due 3/11/05	5,000,000	1.43	3/11/05	5,000,000
1.50%, Due 2/28/05	8,000,000	1.50	2/28/05	8,000,000
1.55%, Due 5/06/05	4,000,000	1.55	5/06/05	4,000,000
1.66%, Due 5/16/05	5,000,000	1.66	5/16/05	5,000,000
2.02%, Due 6/08/05	6,000,000	2.02	6/08/05	6,000,000

Total United States Government & Agency Issues				77,000,000

Total Investments in Securities 100.0%				615,426,500
Other Assets and Liabilities, Net 0.0%				(238,366)

Net Assets 100.0%				$615,188,134

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Variable Rate Put Bonds 100.0%
Alabama 1.7%
Mobile, Alabama IDB Revenue - Alabama Power Company Project	$300,000	1.81%	11/01/04	$300,000
Colorado 3.9%
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (e)	717,000	2.44	11/08/04	717,000
Florida 85.5%
Alachua County, Florida Health Facilities Authority Revenue - Shands Teaching Hospital Project (e)	340,000	1.74	11/01/04	340,000
Broward County, Florida HFA MFHR (e)	495,000	1.78	11/08/04	495,000
Broward County, Florida HFA MFHR - Sanctuary Cove Apartments Project (e)	265,000	1.81	11/08/04	265,000
Capital Trust Agency Revenue - Seminole Tribe Resort Project (e)	290,000	1.93	11/08/04	290,000
Dade County, Florida IDA Exempt Facilities Revenue Refunding - Florida Power & Light Company Project	765,000	1.75	11/01/04	765,000
Dade County, Florida IDA IDR (e):
Dolphins Stadium Project	1,240,000	1.77	11/08/04	1,240,000
U.S. Holdings, Inc. Project	720,000	1.94	11/08/04	720,000
Escambia County, Florida Health Facilities Authority Health Facility Revenue Refunding (e)	440,000	1.76	11/01/04	440,000
Escambia County, Florida HFA SFMR (e)	845,000	1.84	11/08/04	845,000
Florida HFA (e)	1,290,000	1.83	11/08/04	1,290,000
Florida HFC MFHR - Stone Harbor Apartments Project (e)	850,000	1.77	11/08/04	850,000
Fort Lauderdale, Florida Health Care Facilities Revenue Refunding - Ann Storck Center, Inc. Project (e)	900,000	1.96	11/08/04	900,000
Hillsborough County, Florida IDA IDR - Seaboard Tampa Terminals Project (e)	500,000	1.98	11/08/04	500,000
Jackson County, Florida PCR Refunding - Gulf Power Company Project	680,000	1.79	11/01/04	680,000
Jacksonville, Florida Economic Development Commission IDR - STI Project (e)	2,235,000	1.82	11/08/04	2,235,000
Orange County, Florida Health Facilities Authority Revenue (e)	650,000	1.76	11/08/04	650,000
Orlando and Orange County, Florida Expressway Authority Refunding (e)	1,600,000	1.74	11/08/04	1,600,000
Orlando, Florida Utilities Commission Water and Electric Revenue (f)	400,000	1.74	11/08/04	400,000
Sarasota County, Florida Utility Systems Revenue (e)	1,100,000	1.79	11/08/04	1,100,000

				15,605,000
Illinois 7.5%
Lakemoor, Illinois MFHR (e)	1,370,000	1.90	11/08/04	1,370,000
Texas 1.4%
Gulf Coast Waste Disposal Authority - Amoco Oil Company Project	255,000	1.79	11/01/04	255,000

Total Variable Rate Put Bonds 100.0%				18,247,000

Total Investments in Securities 100.0%				18,247,000
Other Assets and Liabilities, Net 0.0%				(1,343)

Net Assets 100.0%				$18,245,657

STRONG MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Commercial Paper 70.5%
Alaska HFC	$16,000,000	1.82%	11/12/04	$15,991,102
Alpine Securitization Corporation (b) (e)	2,500,000	1.78	11/04/04	2,499,629
	6,500,000	1.84	11/18/04	6,494,352
	6,000,000	1.85	12/03/04	5,990,133
Atlantis One Funding Corporation (b) (e)	1,000,000	1.79	11/04/04	999,851
	1,600,000	1.82	11/24/04	1,598,139
	12,600,000	1.88	12/09/04	12,574,996
Barton Capital Corporation (b) (e)	3,000,000	1.77	11/04/04	2,999,558
	5,194,000	1.78	11/05/04	5,192,973
	1,500,000	1.78	11/08/04	1,499,481
	4,000,000	1.79	11/17/04	3,996,818
	2,000,000	1.80	11/10/04	1,999,100
Blue Ridge Asset Funding Corporation (b) (e)	12,000,000	1.87	11/22/04	11,986,910
	3,300,000	1.90	11/24/04	3,295,994
CXC, Inc. (b) (e)	14,500,000	1.70	11/19/04	14,487,675
California PCFA Water Distribution Facility Revenue (e)	16,000,000	1.93	12/03/04	16,000,000
Citigroup Global Markets Holdings, Inc.	5,000,000	1.82	11/16/04	4,996,208
Compass Securitization LLC (b) (e)	5,000,000	1.78	11/10/04	4,997,775
	10,400,000	1.89	11/22/04	10,388,602
Danske Corporation (e)	10,900,000	1.81	11/19/04	10,890,191
	5,000,000	1.86	12/16/04	4,988,375
Delaware Funding Corporation (b) (e)	14,994,000	1.78	11/03/04	14,992,517
	1,000,000	1.78	11/10/04	999,555
Duke University	8,000,000	1.78	11/12/04	7,995,649
	5,265,000	1.80	11/10/04	5,262,631
Erasmus Capital Corporation (b) (e)	15,000,000	1.80	11/10/04	14,993,250
Eureka Securitization, Inc. (b) (e)	10,000,000	1.78	11/08/04	9,996,539
	6,000,000	1.81	11/15/04	5,995,777
Fountain Square Commercial Corporation (b) (e)	16,000,000	1.81	11/17/04	15,987,129
General Electric Capital Corporation	1,500,000	1.76	11/10/04	1,499,336
GovCo, Inc. (b) (e)	16,100,000	1.78	11/02/04	16,099,204
Gulf Coast Waste Disposal Authority PCR (e)	16,000,000	1.82	11/04/04	16,000,000
ING Funding (e)	8,500,000	1.77	11/05/04	8,498,328
	5,400,000	1.93	11/29/04	5,391,894
Kittyhawk Funding Corporation (b) (e)	10,500,000	1.79	11/12/04	10,494,257
	5,200,000	1.88	11/22/04	5,194,297
Liberty Street Funding Corporation (b) (e)	6,500,000	1.81	11/15/04	6,495,425
	9,400,000	1.91	11/23/04	9,389,028
Long Island College Hospital (e)	10,000,000	1.82	11/08/04	9,996,461
	5,700,000	1.83	11/05/04	5,698,841
MGIC Investment Corporation (b)	16,000,000	1.80	11/09/04	15,993,600
Market Street Funding Corporation (b) (e)	16,000,000	1.81	11/18/04	15,986,324
Marshall & Ilsley Corporation	16,000,000	1.77	11/15/04	15,988,987
National Australia Funding, Inc. (e)	16,000,000	1.77	11/10/04	15,992,920
Nieuw Amsterdam Receivables Corporation (b) (e)	5,900,000	1.72	11/24/04	5,893,517
	9,600,000	1.80	11/16/04	9,592,800
Nordea North America, Inc. (e)	16,000,000	1.77	11/12/04	15,991,347
Oakland-Alameda County, California Coliseum Authority Lease Revenue (e)	16,500,000	1.72	11/02/04	16,500,000
	16,000,000	1.82	11/12/04	16,000,000
Old Line Funding Corporation (b) (e)	9,800,000	1.79	11/15/04	9,793,145
	6,000,000	1.86	11/22/04	5,993,490
Rio Tinto, Ltd. (b) (e)	9,370,000	1.75	11/04/04	9,368,634
	3,000,000	1.76	11/05/04	2,999,413
	3,500,000	1.86	11/16/04	3,497,288
Royal Bank of Scotland PLC	16,000,000	1.79	11/15/04	15,988,862
Sheffield Receivables Corporation (b) (e)	11,600,000	1.80	11/16/04	11,591,300
	4,300,000	1.90	11/30/04	4,293,419
Societe Generale North America, Inc. (e)	12,000,000	1.86	11/29/04	11,982,640
Society Of New York Hospital Fund, Inc. (e)	8,000,000	1.83	11/05/04	7,998,373
Steamboat Funding Corporation (b) (e)	4,600,000	1.78	11/01/04	4,600,000
	2,057,000	1.78	11/05/04	2,056,593
	9,000,000	1.82	11/04/04	8,998,635
Svenska Handelsbank, Inc. (e)	3,700,000	1.79	11/10/04	3,698,347

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Sydney Capital, Inc. (b) (e)	$1,710,000	1.80%	11/22/04	$1,708,205
	3,700,000	1.83	11/19/04	3,696,615
	3,169,000	1.89	12/06/04	3,163,177
	7,367,000	1.89	12/07/04	7,353,076
Tasman Funding, Inc. (b) (e)	2,486,000	1.82	11/15/04	2,484,240
	12,100,000	1.83	11/24/04	12,085,853
	1,400,000	1.86	11/17/04	1,398,843
Three Pillars Funding Corporation (b) (e)	4,100,000	1.79	11/10/04	4,098,165
	3,000,000	1.84	11/18/04	2,997,393
	8,500,000	1.90	11/30/04	8,486,990
Thunder Bay Funding, Inc. (b) (e)	15,500,000	1.79	11/15/04	15,489,210
Ticonderoga Funding LLC (b) (e)	3,200,000	1.79	11/02/04	3,199,841
	2,532,000	1.89	11/30/04	2,528,145
	2,800,000	1.92	12/01/04	2,795,520
Total Capital (b) (e)	15,000,000	1.75	11/10/04	14,993,438
Triple-A-One Funding Corporation (b) (e)	9,400,000	1.78	11/10/04	9,395,817
	3,575,000	1.79	11/03/04	3,574,644
	3,000,000	1.82	11/23/04	2,996,663
Tulip Funding Corporation (e)	1,702,000	1.94	12/01/04	1,699,248
UBS Finance, Inc. (e)	1,400,000	1.76	11/04/04	1,399,795
	2,000,000	1.77	11/02/04	1,999,902
	3,600,000	1.78	11/15/04	3,597,487
	4,441,000	1.80	11/29/04	4,434,783
	3,000,000	1.87	11/26/04	2,996,104
	1,530,000	1.87	11/30/04	1,527,695
Variable Funding Capital Corporation (b) (e)	16,000,000	1.78	11/03/04	15,998,418
Wells Fargo Bank	16,000,000	1.85	11/22/04	16,000,000
Windmill Funding Corporation (b) (e)	3,500,000	1.80	11/16/04	3,497,375
	4,000,000	1.81	11/17/04	3,996,782
	7,800,000	1.95	11/30/04	7,787,748
Winston-Salem, North Carolina (e)	5,000,000	1.82	11/12/04	5,000,000
Yale University	16,000,000	1.78	11/12/04	15,991,298
Yorkshire Building Society	16,000,000	1.88	12/08/04	15,969,084

Total Commercial Paper				749,989,168

Taxable Variable Rate Put Bonds 18.3%
Alaska HFC	10,000,000	1.81	11/04/04	10,000,000
Aurora, Kane & DuPage Counties, Illinois IDR	3,760,000	2.04	11/04/04	3,760,000
Botsford General Hospital Revenue	5,000,000	1.85	11/01/04	5,000,000
CEI Capital LLC	6,045,000	1.96	11/04/04	6,045,000
Colorado HFA	30,000,000	1.84	11/03/04	30,000,000
Colorado HFA Multi-Family Revenue	5,275,000	1.84	11/03/04	5,275,000
Convenience Holding Company LLC	2,905,000	2.01	11/04/04	2,905,000
Cornerstone Funding Corporation I:
Series 2001A	9,700,000	2.00	11/04/04	9,700,000
Series 2001D	10,941,000	2.00	11/04/04	10,941,000
Series 2003D	5,000,000	1.97	11/04/04	5,000,000
Delta Student Housing, Inc. Arkansas Student Housing Revenue - University of Arkansas Project	5,170,000	2.04	11/04/04	5,170,000
Denver, Colorado City and County Airport Revenue Refunding	1,700,000	1.87	11/03/04	1,700,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue - Giant Center Project	200,000	1.96	11/04/04	200,000
ETC Holdings LLC	5,500,000	1.85	11/01/04	5,500,000
Franklin Avenue Associates LP	8,820,000	1.95	11/01/04	8,820,000
Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC	1,590,000	2.04	11/04/04	1,590,000
Headquarters Partnership, Ltd. Notes	6,790,000	2.00	11/04/04	6,790,000
LP Pinewood SPV LLC	10,000,000	1.96	11/04/04	10,000,000
Mississippi Business Finance Corporation IDR - GE Plastics Project	5,000,000	1.82	11/01/04	5,000,000
Moondance Enterprises LP	7,985,000	1.96	11/04/04	7,985,000
New Jersey EDA EDR - MSNBC/CNBC Project	4,000,000	1.82	11/01/04	4,000,000
Oklahoma Christian University, Inc.	7,500,000	2.01	11/04/04	7,500,000
R.M. Greene, Inc.	3,395,000	2.00	11/04/04	3,395,000
Radiation Oncology Partners LLP	4,355,000	2.00	11/04/04	4,355,000

STRONG MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Sea Island Company & Sea Island Coastal Properties LLC	$10,000,000	2.04%	11/04/04	$10,000,000
Sussex, Wisconsin IDR - Rotating Equipment Project	1,360,000	2.04	11/04/04	1,360,000
Tifton Mall, Inc.	6,765,000	2.00	11/04/04	6,765,000
Todd Shopping Center LLC	9,500,000	1.95	11/03/04	9,500,000
Virginia Health Services, Inc.	5,957,000	1.95	11/03/04	5,957,000

Total Taxable Variable Rate Put Bonds				194,213,000

United States Government & Agency Issues 11.5%
FNMA Notes:
1.40%, Due 3/29/05	15,000,000	1.40	3/29/05	15,000,000
1.40%, Due 5/03/05	5,500,000	1.40	5/03/05	5,500,000
1.61%, Due 5/13/05	5,000,000	1.61	5/13/05	5,000,000
1.75%, Due 5/23/05	15,000,000	1.75	5/23/05	15,000,000
1.80%, Due 5/27/05	9,000,000	1.80	5/27/05	9,000,000
Federal Home Loan Bank Notes:
1.35%, Due 4/15/05	5,000,000	1.35	4/15/05	5,000,000
1.35%, Due 4/29/05	6,000,000	1.35	4/29/05	6,000,000
1.40%, Due 2/25/05	10,000,000	1.40	2/25/05	10,000,000
1.43%, Due 3/11/05	10,000,000	1.43	3/11/05	10,000,000
1.50%, Due 2/28/05	12,000,000	1.50	2/28/05	12,000,000
1.55%, Due 5/06/05	6,000,000	1.55	5/06/05	6,000,000
1.66%, Due 5/16/05	15,000,000	1.66	5/16/05	15,000,000
2.02%, Due 6/08/05	9,000,000	2.02	6/08/05	9,000,000

Total United States Government & Agency Issues				122,500,000

Repurchase Agreements 0.0%
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $56,804); Collateralized by: United States Government & Agency Issues (c)	56,800	0.85	11/01/04	56,800

Total Repurchase Agreements				56,800

Total Investments in Securities 100.3%				1,066,758,968
Other Assets and Liabilities, Net (0.3%)				(2,813,066)

Net Assets 100.0%				$1,063,945,902

STRONG MUNICIPAL MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Variable Rate Put Bonds 99.9%
Alabama 4.6%
Alabama HFA MFHR (e):
Lakeshore Crossing Apartments Project	$8,710,000	2.21%	11/08/04	$8,710,000
Phoenix Apartments Project	5,330,000	2.16	11/08/04	5,330,000
Alabama IDA IDR (e)	2,425,000	1.93	11/08/04	2,425,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project (e)	10,000,000	1.95	11/08/04	10,000,000
Butler County, Alabama IDA IDR - Butler County Industry Project (e)	900,000	2.11	11/08/04	900,000
Cullman County, Alabama Solid Waste Disposal Authority Revenue Refunding - Cullman Environmental Project (e)	2,115,000	1.95	11/08/04	2,115,000
Florence, Alabama IDB IDR - Nichols Wire, Inc. Project (e)	2,570,000	1.93	11/08/04	2,570,000
Mobile, Alabama IDB Revenue - Alabama Power Company Project	2,150,000	1.81	11/01/04	2,150,000
Montgomery, Alabama IDB Revenue (e):
Asphalt Contractors, Inc. Project	600,000	1.93	11/08/04	600,000
Norment Industries, Inc. Project	1,400,000	1.91	11/08/04	1,400,000
Montgomery, Alabama IDB Revenue Refunding - Kinpak, Inc. Project (e)	280,000	2.06	11/08/04	280,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project (e)	615,000	2.06	11/08/04	615,000
Shelby County, Alabama Economic and IDA Revenue - MD Henry Company, Inc. Project (e)	1,125,000	2.06	11/08/04	1,125,000
Tuscaloosa County, Alabama IDA IDR - Automotive Corridor Project (e)	1,805,000	2.01	11/08/04	1,805,000

				40,025,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Alaska 0.1%
Alaska Industrial Development and Export Authority (e):
Lot 10	$90,000	2.24%	11/08/04	$90,000
Lot 12	990,000	2.24	11/08/04	990,000

				1,080,000
Arizona 2.5%
First Matrix Charter School Trust Pass-Thru Certificates (e)	14,925,000	2.26	11/08/04	14,925,000
Glendale, Arizona IDA IDR - Sto Corporation Project (e)	1,550,000	2.35	12/01/04	1,550,000
Phoenix, Arizona IDA MFHR (d) (e)	5,130,000	1.80	6/15/05	5,130,000

				21,605,000
Arkansas 0.2%
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project (e)	2,000,000	2.00	11/08/04	2,000,000
California 1.1%
Glenn, California IDA IDR - Land O’ Lakes, Inc. Project (e)	2,900,000	1.95	11/08/04	2,900,000
Lancaster, California Redevelopment Agency MFHR (e)	3,000,000	1.85	11/08/04	3,000,000
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc. Project (e)	2,275,000	2.85	11/08/04	2,275,000
Riverside County, California IDA IDR - Triple H Processors Project (e)	1,680,000	2.08	11/08/04	1,680,000

				9,855,000
Colorado 5.2%
Colorado HFA EDR (e):
Casa Rosa and Denver Gasket Project	1,760,000	2.00	11/08/04	1,760,000
High Desert Properties Project	2,740,000	2.05	11/08/04	2,740,000
National Bedding Company, Inc. Project	2,400,000	2.01	11/08/04	2,400,000
El Paso County, Colorado SFMR Refunding (e)	22,110,000	1.95	2/25/05	22,110,000
Hudson, Colorado IDR (e)	1,250,000	1.97	11/08/04	1,250,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (e)	2,246,000	2.44	11/08/04	2,246,000
Munimae Canterbury Trust Pass-Thru Certificates (e)	12,330,000	2.16	11/08/04	12,330,000
Weld County, Colorado Revenue - MAK Group Project (e)	1,105,000	2.04	11/08/04	1,105,000

				45,941,000
Delaware 0.8%
Delaware EDA Revenue - Delmarva Power & Light Company Project	6,600,000	2.10	11/01/04	6,600,000
Florida 1.7%
Dade County, Florida IDA IDR - U.S. Holdings, Inc. Project (e)	295,000	1.94	11/08/04	295,000
Florida HFA (e)	1,615,000	1.83	11/08/04	1,615,000
Florida HFC MFHR - Stone Harbor Apartments Project (e)	4,700,000	1.77	11/08/04	4,700,000
Fort Lauderdale, Florida Health Care Facilities Revenue Refunding - Ann Storck Center, Inc. Project (e)	200,000	1.96	11/08/04	200,000
Jacksonville, Florida Economic Development Commission IDR - STI Project (e)	1,440,000	1.82	11/08/04	1,440,000
Revenue Bond Certificate Trust (e)	6,530,000	1.30	3/03/05	6,530,000

				14,780,000
Georgia 5.5%
Bulloch County, Georgia Development Authority Solid Waste Disposal Revenue - Apogee Enterprises, Inc. Project (e)	5,400,000	1.92	11/08/04	5,400,000
Columbus, Georgia Development Authority Revenue Refunding - Jordan Company Project (e)	700,000	2.06	11/08/04	700,000
Crisp County, Georgia Solid Waste Management Authority Revenue (e)	28,120,000	2.23	11/08/04	28,120,000
Fulton County, Georgia Housing Authority MFHR Refunding - Orchard Spring Apartments Project (e)	13,500,000	1.65	6/01/05	13,500,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project (e)	830,000	1.95	11/08/04	830,000

				48,550,000
Hawaii 1.7%
Hawaii Department of Budget and Finance Special Purpose Mortgage Revenue - Wailuku River Hydroelectric Project (e)	15,116,000	2.08	11/08/04	15,116,000
Idaho 0.4%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics Project (e)	3,630,000	1.96	11/08/04	3,630,000
Illinois 2.8%
Carol Stream, Illinois IDR - MI Enterprises Project (e)	1,440,000	1.95	11/08/04	1,440,000
Clinton, Illinois IDR - McElroy Metal Mill, Inc. Project (e)	1,105,000	2.06	11/08/04	1,105,000
Clipper Brigantine Tax-Exempt Certificates Trust (e)	15,000	2.11	11/08/04	15,000

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Geneva, Illinois IDR - Continental Envelope Project (e)	$2,385,000	1.92%	11/08/04	$2,385,000
Illinois DFA IDR (e):
Apogee Enterprises, Inc. Project	1,000,000	1.92	11/08/04	1,000,000
MCL, Inc. Project	4,295,000	1.92	11/08/04	4,295,000
Illinois DFA Limited Obligation Revenue - Surgipath Medical Industries Project (e)	1,300,000	1.96	11/08/04	1,300,000
Lake County, Illinois IDR - Brown Paper Goods Project (e)	3,015,000	2.12	11/08/04	3,015,000
Springfield, Illinois Airport Authority Revenue - Allied-Signal, Inc. Project	4,375,000	2.00	11/08/04	4,375,000
Will County, Illinois Exempt Facilities Revenue - Amoco Chemical Company Project	5,650,000	1.79	11/01/04	5,650,000

				24,580,000
Indiana 2.1%
Franklin County, Georgia IBA IDR - Ross Operating Valve Company Project (e)	870,000	2.06	11/08/04	870,000
Gary, Indiana EDR - 25th and Grant Street Project (e)	6,300,000	2.01	11/08/04	6,300,000
Indianapolis, Indiana Airport Facility Revenue (e)	4,200,000	2.05	11/08/04	4,200,000
Shelbyville, Indiana EDR - AFR Properties and American Resources Projects (e)	2,150,000	2.12	11/08/04	2,150,000
Westfield, Indiana EDR - Standard Locknut, Inc. Project (e)	1,095,000	2.04	11/08/04	1,095,000
Westfield, Indiana IDR - Standard Locknut, Inc. Project (e)	1,515,000	2.04	11/08/04	1,515,000
Whiting, Indiana Environmental Facilities Revenue Refunding - BP Products Project	1,550,000	1.79	11/01/04	1,550,000
Winamac, Indiana EDR - Sunny Ridge Dairy LLC Project (e)	1,000,000	2.06	11/08/04	1,000,000

				18,680,000
Iowa 0.9%
Eldridge, Iowa IDR - American Finishing Resources, Inc. Project (e)	1,515,000	2.17	11/08/04	1,515,000
Iowa Finance Authority IDR (e):
Dixie Bedding Company Project	2,750,000	2.42	11/08/04	2,750,000
First Cooperative Association Project	2,450,000	2.01	11/08/04	2,450,000
West Des Moines, Iowa Revenue - Woodgrain Millwork, Inc. Project (e)	1,180,000	2.04	11/08/04	1,180,000

				7,895,000
Kansas 0.4%
Nemaha County, Kansas IDR - Midwest Ag Service LLC Project (e)	3,485,000	2.01	11/08/04	3,485,000
Kentucky 5.0%
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments Project (e)	4,155,000	1.95	11/08/04	4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA, Ltd. Project (e)	7,815,000	2.05	11/08/04	7,815,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project (e)	18,515,000	2.05	11/08/04	18,515,000
Madisonville, Kentucky IBR - Period, Inc. Project (e)	2,855,000	1.96	11/08/04	2,855,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project (e)	10,000,000	1.93	11/08/04	10,000,000

				43,340,000
Louisiana 2.1%
Caddo-Bossier Parishes, Louisiana Port Commission Revenue - Shreveport Fabricators Project (e)	1,050,000	2.21	11/08/04	1,050,000
Jefferson Parish, Louisiana IDB IDR - Sara Lee Corporation Project	4,600,000	1.85	11/01/04	4,600,000
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue (e):
Bioset Shreveport LLC Project	6,145,000	1.96	11/08/04	6,145,000
Caddo-Bossier Parishes Project	1,500,000	2.21	11/08/04	1,500,000
West Baton Rouge Parish, Lousiana Industrial District Number 3 Revenue - The Dow Chemical Company Project	4,850,000	1.91	11/01/04	4,850,000

				18,145,000
Maryland 1.3%
Capital View II LP Tax-Exempt Bond Grantor Trust (d) (e)	6,380,000	1.90	11/01/04	6,380,000
Washington County, Maryland EDR - Tandy Project	5,100,000	2.05	11/08/04	5,100,000

				11,480,000
Massachusetts 0.1%
Massachusetts Industrial Finance Agency Industrial Revenue - Barker Steel Company Issue Project (e)	1,200,000	2.04	11/08/04	1,200,000
Michigan 0.3%
Michigan Strategic Fund Limited Obligation Revenue - Drake Enterprises Project (e)	2,700,000	1.92	11/08/04	2,700,000
Minnesota 3.6%
Buffalo, Minnesota IDR - Ekon Powder Coating Project (e)	1,795,000	2.04	11/08/04	1,795,000
Chanhassen, Minnesota MFHR - Village Ponds Project	5,530,000	2.01	11/01/04	5,530,000
East Grand Forks, Minnesota Solid Waste Disposal Revenue - American Crystal Sugar Company Project (e)	5,750,000	2.06	11/08/04	5,750,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project (e)	835,000	1.92	11/08/04	835,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
New Brighton, Minnesota IDR - Donatelle Holdings Project (e)	$2,025,000	2.04%	11/08/04	$2,025,000
Plymouth, Minnesota IDR - Nu Aire, Inc. Project (e)	2,000,000	2.04	11/08/04	2,000,000
Plymouth, Minnesota IDR Refunding - Nu Aire, Inc. Project (e)	1,420,000	2.04	11/08/04	1,420,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project (e)	200,000	1.96	11/01/04	200,000
Red Wing, Minnesota Port Authority IDR - DL Ricci Corporation Project (e)	1,030,000	2.04	11/08/04	1,030,000
Rochester, Minnesota IDR Refunding - Seneca Foods Corporation Project (e)	4,675,000	1.93	11/08/04	4,675,000
Saint Paul, Minnesota Port IDR (e)	2,900,000	2.04	11/08/04	2,900,000
Sherburne County, Minnesota Housing and Redevelopment Authority IDR - Apperts, Inc. Project (e)	3,525,000	2.34	11/01/04	3,525,000

				31,685,000
Mississippi 3.0%
Mississippi Business Finance Corporation IDR (e):
American Metal Sales, Inc. Project	2,530,000	1.91	11/08/04	2,530,000
Polks Meat Products, Inc. Project	2,900,000	2.11	11/08/04	2,900,000
Mississippi Business Finance Corporation Revenue (e):
ABT Company, Inc. Project	1,000,000	1.96	11/08/04	1,000,000
Arch Aluminum & Glass Project	1,220,000	2.01	11/08/04	1,220,000
Mississippi Regional Housing Authority Number II MFHR (e):
Laurel Park Apartments Project	7,800,000	1.45	6/01/05	7,800,000
Terrace Park Apartments Project	10,500,000	1.75	5/01/05	10,500,000

				25,950,000
Missouri 2.2%
Hannibal, Missouri IDA Industrial Revenue - Buckhorn Rubber Products Project (e)	3,300,000	1.92	11/08/04	3,300,000
Missouri Development Finance Board IDR - MFA, Inc. Project (e)	1,825,000	2.01	11/08/04	1,825,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries Project (e)	5,635,000	2.05	11/08/04	5,635,000
St. Joseph, Missouri IDA IDR - Albaugh, Inc. Project (e)	2,000,000	2.10	11/08/04	2,000,000
Springfield, Missouri IDA Revenue - DMP Properties LLC Project (e)	2,160,000	2.00	11/08/04	2,160,000
Washington, Missouri IDA IDR - Clemco Industries Project (e)	4,075,000	2.05	11/08/04	4,075,000

				18,995,000
Nebraska 0.5%
Adams County, Nebraska IDR - Hastings EDC Project (e)	1,530,000	1.97	11/08/04	1,530,000
Boone County, Nebraska IDR - Global Industries, Inc. Project (e)	585,000	2.04	11/08/04	585,000
Hall County, Nebraska IDR (e)	2,370,000	2.04	11/08/04	2,370,000

				4,485,000
Nevada 1.5%
Clark County, Nevada IDR - Nevada Cogeneration Association 2 Project (e)	10,900,000	1.81	11/01/04	10,900,000
Sparks, Nevada EDR - RIX Industries Project (e)	1,825,000	2.04	11/08/04	1,825,000

				12,725,000
New Mexico 0.5%
New Mexico Housing Authority Region III MFHR - Enchanted Vista Apartments Project (e)	4,000,000	1.15	7/01/05	4,000,000
North Carolina 1.2%
Craven County, North Carolina Industrial Facilities and PCFA IDR - Wheatstone Corporation Project (e)	2,000,000	1.95	11/08/04	2,000,000
Guilford County, North Carolina Industrial Facilities and PCFA Revenue - Crescent Sleep Products Project (e)	5,530,000	2.42	11/08/04	5,530,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR - Triangle Building Supply, Inc. Project (e)	1,625,000	1.93	11/08/04	1,625,000
Wake County, North Carolina Industrial Facilities and Pollution Control Financing Authority Revenue - Carolina Power & Light Company Project (e)	975,000	1.95	11/08/04	975,000

				10,130,000
North Dakota 0.4%
Traill County, North Dakota Solid Waste Disposal Revenue - American Crystal Sugar Company Project (e)	3,580,000	2.06	11/08/04	3,580,000
Ohio 1.2%
Blue Bell Tax-Exempt Bond Grantor Trust (d) (e)	1,065,955	1.85	11/01/04	1,065,955
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and One Industry Drive, Inc. Projects (e)	1,040,000	2.00	11/08/04	1,040,000
Franklin County, Ohio IDR - Lifeline Shelter System Project (e)	1,445,000	2.17	11/08/04	1,445,000
Gallia County, Ohio IDR - Harsco Corporation Project	3,500,000	3.76	11/08/04	3,500,000
Montgomery County, Ohio IDR - Kroger Company Project (e)	2,925,000	2.85	11/08/04	2,925,000
Summit County, Ohio IDR - LKL Properties, Inc. Project (e)	400,000	3.92	11/08/04	400,000

				10,375,955

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Oregon 0.3%
Oregon EDR - Toyo Tanso USA, Inc. Project (e)	$3,000,000	4.25%	11/08/04	$3,000,000
Pennsylvania 0.2%
Pittsburgh, Pennsylvania Urban Redevelopment Authority - Wood Street Commons Project (e)	1,745,000	2.38	11/08/04	1,745,000
South Carolina 0.5%
Charleston County, South Carolina Industrial Revenue - Tandy Corporation Project	1,000,000	2.85	11/08/04	1,000,000
Florence County, South Carolina Solid Waste Disposal and Wastewater Treatment Revenue - Roche, Carolina, Inc. Project (e)	1,000,000	1.81	11/01/04	1,000,000
South Carolina Jobs EDA EDR (e):
Carolina Cotton Works, Inc. Project	1,400,000	1.92	11/08/04	1,400,000
Sea Pro Boats, Inc. Project	950,000	1.96	11/08/04	950,000

				4,350,000
South Dakota 0.4%
Brookings, South Dakota IDR - Lomar Development Company Project (e)	1,600,000	2.39	11/08/04	1,600,000
Hutchinson County, South Dakota IDR - Dakota Plains Ag Center LLC (e)	1,000,000	2.01	11/08/04	1,000,000
South Dakota EDFA EDR - Vicom, Ltd. Project (e)	1,125,000	2.05	11/08/04	1,125,000

				3,725,000
Tennessee 5.9%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc. Project (e)	4,840,000	2.05	6/01/05	4,840,000
Coffee County, Tennessee Industrial Board, Inc. IDR - McKey Perforated Products Project (e)	2,195,000	1.96	11/08/04	2,195,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue - Fairfield Glade Community Club Project (e)	6,500,000	2.01	11/08/04	6,500,000
Dickson, Tennessee Health, Educational and Housing Facilities Board MFHR - Autumn Park Apartments Project (e)	5,000,000	2.11	11/08/04	5,000,000
Dover, Tennessee IDB Revenue - Nashville Wire Products Manufacturing Company Project (e)	1,800,000	2.06	11/08/04	1,800,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc. Project (e)	1,900,000	2.06	11/08/04	1,900,000
Huntingdon, Tennessee IDB Revenue - Behlen Manufacturing Project (e)	8,000,000	1.94	11/08/04	8,000,000
Jackson, Tennessee Health, Educational and Housing Facility Board MFHR - Park Ridge Apartments Project (e)	5,000,000	2.01	11/08/04	5,000,000
Marion County, Tennessee Industrial Environmental Development Board EDR - Variform, Inc. Project (e)	7,000,000	1.40	2/01/05	7,000,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products Project (e)	500,000	2.06	11/08/04	500,000
Rutherford County, Tennessee IDB IDR - Tennessee Farmers Cooperative Project (e)	1,600,000	2.06	11/08/04	1,600,000
Wilson County, Tennessee Health and Educational Facilities Board Revenue - Forest View Apartments Project (e)	7,445,000	2.01	11/08/04	7,445,000

				51,780,000
Texas 11.8%
Gulf Coast IDA Exempt Facilities Industrial Revenue - British Petroleum Global Power Corporation Project	4,000,000	1.79	11/01/04	4,000,000
Gulf Coast Waste Disposal Authority - Amoco Oil Company Project	2,975,000	1.79	11/01/04	2,975,000
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue:
Amoco Oil Company Project, Series 1997	2,200,000	1.79	11/01/04	2,200,000
Amoco Oil Company Project, Series 2001	5,800,000	1.79	11/01/04	5,800,000
BP Amoco Chemical Project	5,300,000	1.79	11/01/04	5,300,000
BP Products North America Project	5,800,000	1.79	11/01/04	5,800,000
Harris County, Texas Health Facilities Development Corporation Revenue:
Methodist Hospital Project	11,150,000	1.74	11/01/04	11,150,000
Series PT 443 (e)	4,430,000	1.93	11/08/04	4,430,000
Series 6 (e)	830,000	2.05	11/08/04	830,000
Harris County, Texas IDC Solid Waste Disposal Revenue	18,200,000	1.80	11/01/04	18,200,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project (e)	2,500,000	1.97	11/08/04	2,500,000
Phoenix Realty Special Account MFHR - Brightons Mark Project (e)	8,075,000	2.00	11/08/04	8,075,000
Port Development Corporation Marine Terminal Revenue - Pasadena Terminal Company, Inc. Project (e)	150,000	2.00	11/08/04	150,000
Tarrant County, Texas HFC Revenue Floating Rate Trusts (d) (e)	13,200,000	1.80	6/15/05	13,200,000
Texas Department of Housing and Community Affairs MFHR - Addison Park Apartments Project (e)	14,000,000	2.21	11/08/04	14,000,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project (e)	4,600,000	2.06	11/08/04	4,600,000

				103,210,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Utah 3.3%
Beaver County, Utah Environmental Facility Revenue - Biofuels Project (e):
Series A	$10,985,000	1.93%	11/08/04	$10,985,000
Series B	3,465,000	2.08	11/08/04	3,465,000
Davis County, Utah Revenue (e)	2,460,000	2.09	11/08/04	2,460,000
Utah Housing Corporation MFHR - Todd Hollow Apartments Project (e)	7,500,000	2.01	11/08/04	7,500,000
Utah Housing Corporation SFMR	4,800,000	1.55	1/01/05	4,800,000

				29,210,000
Virginia 5.9%
King George County, Virginia IDA Exempt Facility Revenue - Birchwood Power Partners Project (e):
Series 1994-A	6,700,000	1.80	11/01/04	6,700,000
Series 1994-B	5,915,000	1.80	11/01/04	5,915,000
Series 1996-A	3,100,000	1.83	11/01/04	3,100,000
Series 1997	5,500,000	1.83	11/01/04	5,500,000
Portsmouth, Virginia IDA IDR - Brutus Enterprises Project (e)	1,525,000	1.93	11/08/04	1,525,000
Richmond, Virginia IDA Revenue - Cogentrix of Richmond, Inc. Project (e)	23,500,000	1.78	11/01/04	23,500,000
Virginia Beach, Virginia IDA Revenue - Management Services Group Project (e)	3,000,000	1.93	11/08/04	3,000,000
Virginia Small Business Financing Authority IDR - International Parkway Association Project (e)	2,030,000	1.93	11/08/04	2,030,000

				51,270,000
Washington 0.6%
Port Bellingham, Washington IDC Environmental Facilities Industrial Revenue - BP West Coast Products LLC Project:
Series 2002	1,200,000	1.79	11/01/04	1,200,000
Series 2003	2,450,000	1.79	11/01/04	2,450,000
Washington EDFA EDR - Art and Theresa Mensonides Project (e)	1,910,000	2.06	11/08/04	1,910,000

				5,560,000
Wisconsin 7.1%
Ashland, Wisconsin IDR - Larson-Juhl US LLC Project (e)	4,600,000	2.01	11/08/04	4,600,000
Ashwaubenon, Wisconsin IDR - Valley Packaging Supply Company Project (e)	1,965,000	1.96	11/08/04	1,965,000
Brokaw, Wisconsin Sewage and Solid Waste Revenue - Wausau Paper Mills Company Project (e)	9,500,000	2.05	11/08/04	9,500,000
Columbus, Wisconsin IDR - Maysteel Corporation Project (e)	2,000,000	1.93	11/08/04	2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project (e)	4,300,000	2.05	11/08/04	4,300,000
Eagle, Wisconsin IDR - Generac Corporation Project (e)	4,800,000	1.92	11/08/04	4,800,000
Franklin, Wisconsin IDR (e):
Howard Henz Company, Inc. Project	1,580,000	2.07	11/08/04	1,580,000
Smyczek/ECS Project	1,750,000	2.02	11/08/04	1,750,000
Janesville, Wisconsin IDR Refunding - Seneca Foods Corporation Project (e)	7,710,000	1.93	11/08/04	7,710,000
Ladysmith, Wisconsin Solid Waste Disposal Facility Revenue - City Forest Corporation Project (e)	8,100,000	2.04	11/08/04	8,100,000
Middleton, Wisconsin IDR - Fristam Pumps, Inc. Project (e)	1,465,000	1.96	11/08/04	1,465,000
Milwaukee, Wisconsin Redevelopment Authority Development Revenue Refunding - Helwig Carbon Products Project (e)	3,500,000	1.96	11/08/04	3,500,000
New London, Wisconsin IDR - Wohlt Cheese Corporation Project (e)	3,490,000	1.96	11/08/04	3,490,000
Reedsburg, Wisconsin IDR - Cellox Project (e)	2,000,000	2.07	11/08/04	2,000,000
Rhinelander, Wisconsin IDR - Superior Diesel Project (e)	1,775,000	2.02	11/08/04	1,775,000
Wausau, Wisconsin IDR - Apogee Enterprises, Inc. Project (e)	1,000,000	1.92	11/08/04	1,000,000
Wisconsin Housing and EDA Business Development Revenue Refunding - National Bedding Project (e)	2,390,000	2.01	11/08/04	2,390,000

				61,925,000
Wyoming 2.3%
Campbell County, Wyoming IDR - Two Elk Power Generation Project (e)	20,000,000	1.40	12/02/04	20,000,000

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Multiple States 8.7%
Class B Trust Revenue (e)	$3,740,000	2.11%	11/08/04	$3,740,000
Clipper Tax-Exempt Trust COP:
Series 1997	24,372,000	1.96	11/08/04	24,372,000
Series 1999	25,318,000	1.96	11/08/04	25,318,000
Lehman Brothers, Inc. as Trustor Pooled Trust Receipts (e)	22,890,000	2.05	11/08/04	22,890,000

				76,320,000

Total Investments in Securities 99.9%				874,707,955
Other Assets and Liabilities, Net 0.1%				739,491

Net Assets 100.0%				$875,447,446

STRONG TAX-FREE MONEY FUND

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Municipal Bonds 1.2%
Indiana
Indiana 2.00% Bond Bank Special Program Revenue (e)	$12,440,000	1.36%	1/06/05	$12,454,411

Total Municipal Bonds				12,454,411

Variable Rate Put Bonds 98.7%
Alabama 1.7%
Alabama HFA MFHR Refunding - Rime Village Hoover Project (e)	435,000	1.81	11/08/04	435,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue - Southern Poverty Law Project	15,000,000	1.91	11/08/04	15,000,000
Montgomery, Alabama Educational Building Authority Facilities Revenue - Faulkner University Campus Project (e)	3,000,000	1.93	11/08/04	3,000,000

				18,435,000
Alaska 4.6%
Alaska Industrial Development and Export Authority (e):
Lot 6	1,895,000	2.24	11/08/04	1,895,000
Lot 8	50,000	2.24	11/08/04	50,000
Lot 11	55,000	2.24	11/08/04	55,000
Valdez, Alaska Marine Terminal Revenue Refunding - BP Pipelines, Inc. Project:
Series A	13,935,000	1.74	11/01/04	13,935,000
Series B	13,500,000	1.74	11/01/04	13,500,000
Series C	15,750,000	1.74	11/01/04	15,750,000
Series 2001	3,300,000	1.74	11/01/04	3,300,000

				48,485,000
Arizona 0.3%
Phoenix, Arizona IDA MFHR (d) (e)	3,545,000	1.80	6/15/05	3,545,000
California 5.7%
California Department of Water Resources Power Supply Revenue (e)	1,800,000	1.70	11/01/04	1,800,000
Lancaster, California Redevelopment Agency MFHR (e)	20,375,000	1.85	11/08/04	20,375,000
San Diego, California Public Facilities Financing Authority Lease Revenue (e):
Series B	13,000,000	1.81	11/08/04	13,000,000
Series C	6,000,000	1.81	11/08/04	6,000,000
San Francisco, California City and County Airports Community International Airport Revenue (e)	6,385,000	1.77	11/01/04	6,385,000
Simi Valley, California MFHR (e)	13,095,000	1.78	11/01/04	13,095,000

				60,655,000
Colorado 3.6%
Aspen Valley Hospital District Revenue (e)	4,700,000	1.85	11/08/04	4,700,000
Bachelor Gulch Metropolitan District of Colorado GO (e)	3,000,000	1.20	12/01/04	3,000,000
Broomfield Village, Colorado Metropolitan District Number 2 Special Obligation Revenue Refunding (e)	3,910,000	2.10	11/08/04	3,910,000
Cherry Creek, Colorado South Metropolitan District Number 1 Refunding and Improvement (e)	2,549,000	1.40	12/15/04	2,549,000
Colorado Educational and Cultural EFA Revenue (e):
Charter School Challenge Project	3,475,000	1.95	11/08/04	3,475,000
James Irwin Project	4,800,000	1.85	11/08/04	4,800,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Denver, Colorado International Business Center Metropolitan District Number 1 Refunding and Improvement (e)	$8,085,000	2.16%	11/08/04	$8,085,000
Southeast Public Improvement Metropolitan District of Colorado (e)	3,600,000	1.81	11/08/04	3,600,000
Triview, Colorado Metropolitan District Refunding and Improvement (e)	3,650,000	1.38	11/01/04	3,650,000

				37,769,000
Connecticut 0.3%
Northeast Tax-Exempt Bond Grantor Trust Certificates (e)	3,560,000	1.91	11/08/04	3,560,000
Florida 15.2%
Alachua County, Florida Health Facilities Authority Revenue - Shands Teaching Hospital Project (e)	14,375,000	1.74	11/01/04	14,375,000
Brevard County, Florida Health Facilities Authority Revenue - Wuesthoff Memorial Hospital Project (e)	1,425,000	1.79	11/08/04	1,425,000
Broward County, Florida HFA MFHR (e)	9,925,000	1.78	11/08/04	9,925,000
Capital Trust Agency Revenue - Seminole Tribe Resort Project (e)	13,810,000	1.93	11/08/04	13,810,000
Collier County, Florida Health Facilities Authority Revenue - Cleveland Clinic Health Project (e)	3,200,000	1.74	11/01/04	3,200,000
Collier County, Florida IDA Educational Facilities Revenue - Community School Naples, Inc. Project (e)	3,750,000	1.77	11/08/04	3,750,000
Dade County, Florida IDA Exempt Facilities Revenue Refunding - Florida Power & Light Company Project	1,335,000	1.75	11/01/04	1,335,000
Dade County, Florida IDA IDR - Dolphins Stadium Project (e)	1,535,000	1.77	11/08/04	1,535,000
Escambia County, Florida Health Facilities Authority Health Facility Revenue Refunding (e)	10,880,000	1.76	11/01/04	10,880,000
Florida Housing Finance Agency MFHR Refunding - Monterey Lake Project (e)	100,000	1.81	11/08/04	100,000
Fort Lauderdale, Florida Revenue - Pine Crest Preparatory School Project (e)	3,820,000	1.77	11/08/04	3,820,000
Gainesville and Hall Counties, Georgia Development Authority Revenue - Senior Living Facility-Lanier Village Project (e):
Series A	4,000,000	1.75	11/01/04	4,000,000
Series B	31,500,000	1.75	11/01/04	31,500,000
Hillsborough County, Florida Aviation Authority Special Purpose Revenue Refunding - Delta Air Lines Project (e)	4,350,000	1.78	11/08/04	4,350,000
Ithaka Partners II Trust Certificates (e)	1,742,392	2.37	11/08/04	1,742,392
Jackson County, Florida PCR Refunding - Gulf Power Company Project	1,320,000	1.79	11/01/04	1,320,000
Jacksonville, Florida Electric Authority Revenue	5,300,000	1.74	11/01/04	5,300,000
Jacksonville, Florida Health Facilities Authority Health Facilities Revenue - Samuel C. Taylor Foundation Project (e)	150,000	1.82	11/08/04	150,000
Jacksonville, Florida Health Facilities Authority Hospital Revenue (e)	16,855,000	1.74	11/01/04	16,855,000
Lee County, Florida IDA Health Care Facilities Revenue Refunding and Improvement - Hope Hospice Project (e)	4,690,000	1.74	11/01/04	4,690,000
Marion County, Florida Hospital District Revenue - Health System Improvement - Munroe Regional Health System Project (e)	965,000	1.79	11/08/04	965,000
Nassau County, Florida PCR - Rayonier Project (e)	435,000	1.77	11/08/04	435,000
Orange County, Florida Health Facilities Authority Revenue (e)	6,430,000	1.76	11/08/04	6,430,000
Orange County, Florida IDA Revenue - Jewish Federation of Greater Orlando Project (e)	1,200,000	1.77	11/08/04	1,200,000
Orlando and Orange County, Florida Expressway Authority Refunding (e)	500,000	1.74	11/08/04	500,000
Palm Beach County, Florida Health Facilities Authority Revenue - Bethesda Healthcare System Project (e)	8,775,000	1.74	11/01/04	8,775,000
Palm Beach County, Florida Revenue - Raymond F. Kravis Center Project (e)	2,000,000	1.71	11/08/04	2,000,000
Putnam County, Florida Development Authority PCR Refunding - Florida Power and Light Company Project	2,000,000	1.74	11/01/04	2,000,000
Saint Lucie County, Florida PCR	2,800,000	1.75	11/01/04	2,800,000
Sarasota County, Florida Utility Systems Revenue (e)	1,100,000	1.79	11/08/04	1,100,000
Tampa, Florida Revenue - Tampa Prep School Project (e)	1,050,000	1.76	11/08/04	1,050,000

				161,317,392
Georgia 3.7%
Burke County, Georgia Development Authority PCR:
Georgia Power Company Plant Vogtle Project	10,900,000	1.74	11/01/04	10,900,000
Oglethorpe Power Corporation Project (e)	5,000,000	1.74	11/01/04	5,000,000
Fulton County, Georgia Development Authority Revenue - Galloway Schools, Inc. Project (e)	7,000,000	1.76	11/08/04	7,000,000
Macon-Bibb County, Georgia Hospital Authority Revenue Anticipation Certificates (e)	2,500,000	1.74	11/01/04	2,500,000
Monroe County, Georgia Development Authority PCR - Oglethorpe Power Corporation Project (e)	1,640,000	1.74	11/01/04	1,640,000

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Rockdale County, Georgia Development Authority Multi-Family Revenue (e)	$8,135,000	1.85%	11/08/04	$8,135,000
Rome-Floyd County, Georgia Development Authority IDR Refunding - Kroger Company Project (e)	3,500,000	1.86	11/08/04	3,500,000

				38,675,000
Idaho 0.2%
Boise, Idaho Housing Authority MFHR Refunding - Civic Plaza Housing Project (e)	2,500,000	1.84	11/08/04	2,500,000
Illinois 9.0%
Centerpoint Intermodal Center Program Trust (e)	19,975,000	1.85	11/08/04	19,975,000
East Peoria, Illinois CDR Refunding - Kroger Company Project (e)	3,125,000	1.86	11/08/04	3,125,000
Lakemoor, Illinois MFHR (e):
Series A	34,490,000	1.90	11/08/04	34,490,000
Series B	37,335,486	2.01	11/08/04	37,335,486

				94,925,486
Indiana 0.8%
Indianapolis, Indiana Airport Facility Revenue (e):
Series C	1,770,000	2.05	11/08/04	1,770,000
Series F	7,000,000	2.05	11/08/04	7,000,000

				8,770,000
Iowa 0.3%
Sheldon, Iowa Revenue - Sioux Valley Hospital and Health Project	2,620,000	2.05	11/08/04	2,620,000
Kentucky 2.9%
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project (e)	30,485,000	2.05	11/08/04	30,485,000
Louisiana 1.3%
Louisiana Public Facilities Authority Revenue (e)	4,115,000	1.83	11/08/04	4,115,000
New Orleans, Louisiana Sales Tax Increment Revenue (e)	9,975,000	1.90	11/08/04	9,975,000

				14,090,000
Massachusetts 3.0%
Massachusetts Bay, Massachusetts Transit Authority Revenue	7,400,000	1.77	11/01/04	7,400,000
Massachusetts DFA MFHR (e)	3,000,000	1.77	11/01/04	3,000,000
Massachusetts Health and EFA Revenue - Capital Asset Program Project (e)	9,500,000	1.73	11/08/04	9,500,000
Massachusetts Industrial Finance Agency IDR - Portland Causeway Project (e)	2,600,000	1.75	11/08/04	2,600,000
Massachusetts Industrial Finance Agency Industrial Revenue - New England Milling Company Project (e)	9,400,000	2.00	11/01/04	9,400,000

				31,900,000
Michigan 0.5%
Birmingham, Michigan EDC Revenue - Brown Street Project (e)	805,000	2.03	11/08/04	805,000
Greater Detroit Resources Recovery Authority Revenue (e)	4,620,000	1.80	11/08/04	4,620,000

				5,425,000
Minnesota 2.5%
Bloomington, Minnesota CDR (e):
James Avenue Association Project	4,045,000	1.85	11/08/04	4,045,000
94th Street Association Project	4,165,000	1.85	11/08/04	4,165,000
Burnsville, Minnesota Housing Revenue - Provence LLC Project (e)	14,818,000	2.00	11/08/04	14,818,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project	3,150,000	2.05	11/08/04	3,150,000

				26,178,000
Mississippi 0.3%
Panola County, Mississippi IDR Refunding - Kroger Company Project (e)	3,250,000	1.86	11/08/04	3,250,000
Missouri 0.1%
St. Louis County, Missouri IDA Educational Facilities Revenue Refunding - Whitfield School, Inc. Project (e)	1,400,000	1.80	11/08/04	1,400,000

Nebraska 0.8%
Buffalo County, Nebraska IDR - Agrex, Inc. Project (e)	3,510,000	1.89	11/08/04	3,510,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project (e)	5,100,000	1.89	11/08/04	5,100,000

				8,610,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
New York 2.2%
Monroe County, New York Industrial Development Agency Revenue - Electronic Navigation Industries Project	$4,950,000	1.80%	7/01/05	$4,950,000
New York, New York Transitional Finance Authority Revenue	8,000,000	1.79	11/08/04	8,000,000
Ontario County, New York Industrial Development Agency IDR Refunding - Seneca Foods Corporation Project (e)	5,185,000	1.93	11/08/04	5,185,000
Wayne County, New York IDA IDR - Seneca Foods Corporation Project (e)	5,060,000	1.93	11/08/04	5,060,000

				23,195,000
Ohio 4.9%
Franklin County, Ohio Hospital Revenue (e)	20,000,000	1.81	11/08/04	20,000,000
Hamilton County, Ohio Health Care Facilities Revenue - MLB Hilltop Health Facilities Project (e)	6,855,000	2.07	11/08/04	6,855,000
Hamilton County, Ohio Hospital Facilities Revenue (e)	11,330,000	1.86	11/08/04	11,330,000
Lawrence County, Ohio IDR Refunding - Kroger Company Project (e)	3,500,000	1.86	11/08/04	3,500,000
Montgomery County, Ohio IDR Refunding - Kroger Company Project	4,700,000	1.86	11/08/04	4,700,000
Trumbull County, Ohio Health Care Facility Revenue Refunding - Shepherd of the Valley Lutheran Project (e)	5,500,000	1.78	11/01/04	5,500,000

				51,885,000
Oklahoma 1.2%
Tulsa, Oklahoma Industrial Authority Revenue - Tulsa County Housing Fund, Inc. Project (e):
Series 2000	700,000	1.79	11/08/04	700,000
Series 2002	11,700,000	1.79	11/08/04	11,700,000

				12,400,000
Pennsylvania 3.5%
Allegheny County, Pennsylvania IDA Health and Housing Facilities Revenue Refunding - Longwood Project (e)	3,375,000	1.78	11/01/04	3,375,000
Butler County, Pennsylvania IDA Revenue - Concordia Lutheran Project (e):
Series 2000-A	3,750,000	1.80	11/08/04	3,750,000
Series 2000-B	6,860,000	1.80	11/08/04	6,860,000
Series 2004-A	10,500,000	1.57	4/01/05	10,541,072
College Township, Pennsylvania IDA IDR - Presbyterian Homes Project (e)	420,000	1.75	12/01/04	420,000
Daniel Boone, Pennsylvania Area School District GO (e)	5,000,000	1.79	11/08/04	5,000,000
North Pennsylvania Health, Hospital and Education Authority Hospital Revenue - Maple Village Project (e)	7,415,000	1.90	11/08/04	7,415,000

				37,361,072
Puerto Rico 1.2%
Puerto Rico Commonwealth GO (e)	11,620,000	1.78	11/08/04	11,620,000
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Financing Authority Hospital Revenue	1,025,000	1.78	11/08/04	1,025,000

				12,645,000
South Carolina 0.1%
South Carolina Housing, Finance and Development Authority MFHR (e)	1,120,000	1.86	11/08/04	1,120,000
South Dakota 2.4%
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project:
Series 1997	11,875,000	2.05	11/08/04	11,875,000
Series 2000	4,590,000	2.05	11/08/04	4,590,000
Series 2001	3,975,000	2.05	11/08/04	3,975,000
Series 2004 (e)	5,000,000	2.05	11/08/04	5,000,000

				25,440,000
Tennessee 3.6%
Clarksville, Tennessee Public Building Authority Revenue (e)	15,140,000	1.75	11/01/04	15,140,000
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue (e):
Union University Project	3,200,000	1.91	11/08/04	3,200,000
University School of Jackson Project, Series 2001	5,100,000	1.91	11/08/04	5,100,000
University School of Jackson Project, Series 2003	5,315,000	1.91	11/08/04	5,315,000
Knox County, Tennessee Health, Educational and Housing Facilities Board Revenue - Holston Long Term Care Project (e)	3,100,000	1.96	11/08/04	3,100,000
Metropolitan Government of Nashville and Davidson Counties, Tennessee IDB Revenue - American Cancer Society Project (e)	2,500,000	1.91	11/08/04	2,500,000
Nashville and Davidson Counties, Tennessee Metropolitan Government IDB Revenue - Second Harvest Food Bank Project (e)	3,405,000	1.91	11/08/04	3,405,000

				37,760,000

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Texas 5.3%
Bell County, Texas Health Facilities Development Corporation Revenue - Scott & White Memorial Hospital Project (e)	$7,300,000	1.74%	11/01/04	$7,300,000
Harris County, Texas Health Facilities Development Corporation Revenue:
Methodist Hospital Project	7,500,000	1.74	11/01/04	7,500,000
Series 6 (e)	14,655,000	2.05	11/08/04	14,655,000
Series PA 549 (e)	8,995,000	1.93	11/08/04	8,995,000
Matagorda County, Texas Hospital District Revenue (e)	3,900,000	2.11	11/08/04	3,900,000
North Central Texas Health Facility Development Corporation Revenue (e)	6,010,000	1.93	11/08/04	6,010,000
Port of Port Arthur, Texas Navigational District PCR Refunding - Texaco, Inc. Project	7,270,000	1.75	11/01/04	7,270,000

				55,630,000
Utah 0.8%
West Valley, Utah IDR - Johnson Matthey, Inc. Project (e)	8,550,000	1.76	11/01/04	8,550,000
Virginia 1.5%
Alexandria, Virginia Redevelopment and Housing Authority MFHR (e)	15,320,000	1.86	11/08/04	15,320,000
Washington 2.5%
Washington Health Care Facilities Authority Revenue (e)	26,910,000	1.85	11/08/04	26,910,000
West Virginia 1.4%
Harrison County, West Virginia Board of Education MERLOT (e)	11,215,000	2.02	11/08/04	11,215,000
Monongalia County, West Virginia Board of Education Revenue - Merlots Project (e)	3,820,000	2.02	11/08/04	3,820,000

				15,035,000
Wisconsin 1.0%
Badger Tobacco Asset Securitization Corporation Wisconsin Tobacco Settlement Revenue (e)	6,580,000	1.90	11/08/04	6,580,000
Milwaukee, Wisconsin Redevelopment Authority Revenue - School Engineering Project (e)	3,915,000	1.90	11/08/04	3,915,000

				10,495,000
Wyoming 2.7%
Campbell County, Wyoming IDR - Powder Basin Properties Project (e)	4,700,000	1.94	11/08/04	4,700,000
Sweetwater County, Wyoming PCR Refunding - Idaho Power Company Project	23,900,000	1.80	11/01/04	23,900,000

				28,600,000
Multiple States 7.6%
Clipper Brigantine Tax-Exempt Certificates Trust (e)	10,270,000	2.11	11/08/04	10,270,000
Clipper Tax-Exempt Trust COP:
Series 1998-2	22,550,000	1.88	11/08/04	22,550,000
Series 2003-5	16,200,000	1.88	11/08/04	16,200,000
MBIA Capital Corporation Tax-Exempt Grantor Trust (e)	3,435,000	1.86	11/08/04	3,435,000
Pitney Bowes Credit Corporation Leasetops Trusts Certificates (e):
Series 1999-2	6,626,676	2.01	11/08/04	6,626,676
Series 2002-1	4,946,314	2.01	11/08/04	4,946,314
Putable Floating Option Tax-Exempt Receipts (e)	16,300,000	1.84	11/01/04	16,300,000

				80,327,990

Total Variable Rate Put Bonds				1,045,268,940

Total Investments in Securities 99.9%				1,057,723,351
Other Assets and Liabilities, Net 0.1%				1,587,626

Net Assets 100.0%				$1,059,310,977

LEGEND

(a)	Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(b)	Restricted security.
(c)	See Note 2(D) of Notes to Financial Statements.
(d)	Illiquid security.
(e)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(f)	Escrowed to Maturity.

Percentages are stated as a percent of net assets.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2004

(In Thousands, Except As Noted)
Strong Heritage Money Fund
Assets:
Investments in Securities, at Amortized Cost	$615,427
Interest Receivable	528
Other Assets	83

Total Assets	616,038

Liabilities:
Dividends Payable	736
Accrued Operating Expenses and Other Liabilities	114

Total Liabilities	850

Net Assets	$615,188

Net Assets Consist of:

Investor Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$452,770,249
Capital Shares Outstanding (Unlimited Number Authorized)	452,770,249

Net Asset Value Per Share	$1.00

Institutional Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$162,280,263
Capital Shares Outstanding (Unlimited Number Authorized)	162,280,263

Net Asset Value Per Share	$1.00

Advisor Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$137,622
Capital Shares Outstanding (Unlimited Number Authorized)	137,622

Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

	(In Thousands, Except Per Share Amount)
	Strong Florida Municipal Money Market Fund	Strong Money Market Fund	Strong Municipal Money Market Fund	Strong Tax-Free Money Fund
Assets:
Investments in Securities, at Amortized Cost	$18,247	$1,066,759	$874,708	$1,057,723
Receivable for Fund Shares Sold	—	4	—	2
Interest Receivable	32	953	2,391	2,742
Other Assets	14	147	369	370

Total Assets	18,293	1,067,863	877,468	1,060,837

Liabilities:
Payable for Securities Purchased	—	1,699	—	—
Payable for Fund Shares Redeemed	—	266	732	82
Dividends Payable	20	1,039	1,131	1,343
Accrued Operating Expenses and Other Liabilities	27	913	158	101

Total Liabilities	47	3,917	2,021	1,526

Net Assets	$18,246	$1,063,946	$875,447	$1,059,311

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$18,246	$1,063,946	$875,447	$1,059,311
Capital Shares Outstanding (Unlimited Number Authorized)	18,246	1,063,946	875,447	1,059,311

Net Asset Value Per Share	$1.00	$1.00	$1.00	$1.00

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2004

(In Thousands)
Strong Heritage Money Fund
Interest Income	$9,322

Expenses (Note 4):
Investment Advisory Fees	1,118
Administrative Fees	2,002
Custodian Fees	49
Shareholder Servicing Costs	397
12b-1 Fees	20
Other	585

Total Expenses before Expense Offsets	4,171
Expense Offsets	(1,651)

Expenses, Net	2,520

Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$6,802

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2004

	(In Thousands)
	Strong Florida Municipal Money Market Fund	Strong Money Market Fund	Strong Municipal Money Market Fund	Strong Tax-Free Money Fund
Interest Income	$306	$15,737	$15,869	$13,727

Expenses:
Investment Advisory Fees	38	1,874	1,653	1,609
Administration Fees	94	4,624	4,076	3,970
Custodian Fees	2	75	44	40
Shareholder Servicing Costs	11	4,970	653	314
Reports to Shareholders	8	915	117	63
Professional Fees	15	256	229	218
Federal and State Registration Fees	30	33	88	46
Other	7	393	247	217

Total Expenses before Expense Offsets	205	13,140	7,107	6,477
Expense Offsets (Note 4)	(90)	(5,034)	(180)	(3,264)

Expenses, Net	115	8,106	6,927	3,213

Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$191	$7,631	$8,942	$10,514

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)
	Strong Heritage Money Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$6,802	$18,394
Distributions:
From Net Investment Income:
Investor Class	(4,532)	(8,202)
Institutional Class	(2,214)	(10,081)
Advisor Class	(56)	(111)

Total Distributions	(6,802)	(18,394)
Capital Share Transactions (Note 7):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(367,197)	(1,153,519)

Total Increase (Decrease) in Net Assets	(367,197)	(1,153,519)
Net Assets:
Beginning of Year	982,385	2,135,904

End of Year	$615,188	$982,385

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)
	Strong Florida Municipal Money Market Fund		Strong Money Market Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
		(Note 1)
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$191	$151	$7,631	$12,776
Distributions From Net Investment Income	(191)	(151)	(7,631)	(12,776)
Capital Share Transactions (Note 7):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,184	13,062	(511,367)	(508,704)

Total Increase (Decrease) in Net Assets	5,184	13,062	(511,367)	(508,704)
Net Assets:
Beginning of Year	13,062	—	1,575,313	2,084,017

End of Year	$18,246	$13,062	$1,063,946	$1,575,313

	Strong Municipal Money Market Fund		Strong Tax-Free Money Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$8,942	$17,427	$10,514	$9,477
Distributions From Net Investment Income	(8,942)	(17,427)	(10,514)	(9,477)
Capital Share Transactions (Note 7):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(687,886)	(503,552)	(142,258)	562,884

Total Increase (Decrease) in Net Assets	(687,886)	(503,552)	(142,258)	562,884
Net Assets:
Beginning of Year	1,563,333	2,066,885	1,201,569	638,685

End of Year	$875,447	$1,563,333	$1,059,311	$1,201,569

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG HERITAGE MONEY FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)		Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.02	0.05	0.04		0.05

Total from Investment Operations	0.01	0.01	0.02	0.05	0.04		0.05
Less Distributions:
From Net Investment Income	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)		(0.05)

Total Distributions	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)		(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Ratios and Supplemental Data
Total Return	+0.88%	+0.94%	+1.69%	+4.73%	+4.17%		+5.12%
Net Assets, End of Period (In Millions)	$453	$706	$1,034	$1,344	$1,438		$1,434
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%	0.6%	0.6%	0.6%	0.6	%*	0.6%
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.4%	0.4	%*	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	1.0%	1.7%	4.7%	6.1	%*	5.0%

STRONG HERITAGE MONEY FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.02	0.05	0.04

Total from Investment Operations	0.01	0.01	0.02	0.05	0.04
Less Distributions:
From Net Investment Income	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)

Total Distributions	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+1.10%	+1.16%	+1.91%	+4.96%	+3.77%
Net Assets, End of Period (In Millions)	$162	$264	$1,079	$699	$235
Ratio of Expenses to Average Net Assets before Expense Offsets	0.3%	0.2%	0.2%	0.2%	0.2	%*
Ratio of Expenses to Average Net Assets	0.2%	0.2%	0.2%	0.2%	0.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.1%	1.2%	1.9%	4.5%	6.5	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	For the period from March 31, 2000 (commencement of class) to October 31, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG HERITAGE MONEY FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.02	0.05	0.04

Total from Investment Operations	0.01	0.01	0.02	0.05	0.04
Less Distributions:
From Net Investment Income	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)

Total Distributions	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.85%	+0.91%	+1.66%	+4.69%	+3.62%
Net Assets, End of Period (In Millions)	$0 (c)	$12	$22	$28	$0	(c)
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%	0.5%	0.5%	0.7%	0.8	%*
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.4%	0.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7%	0.9%	1.6%	3.8%	6.1	%*

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01

Total from Investment Operations	0.01	0.01
Less Distributions:
From Net Investment Income(e)	(0.01)	(0.01)

Total Distributions	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.78%	+0.69%
Net Assets, End of Period (In Millions)	$18	$13
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%	0.9	%*
Ratio of Expenses to Average Net Assets	0.5%	0.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7%	0.8	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from March 31, 2000 (commencement of class) to October 31, 2000.
(c)	Amount is less than $500,000.
(d)	For the period from November 29, 2002 (commencement of class) to October 31, 2003.
(e)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MONEY MARKET FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)		Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.01	0.04	0.04		0.05

Total from Investment Operations	0.01	0.01	0.01	0.04	0.04		0.05
Less Distributions:
From Net Investment Income	(0.01)	(0.01)	(0.01)	(0.04)	(0.04)		(0.05)

Total Distributions	(0.01)	(0.01)	(0.01)	(0.04)	(0.04)		(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Ratios and Supplemental Data
Total Return	+0.63%	+0.68%	+1.44%	+4.48%	+3.99%		+4.84%
Net Assets, End of Period (In Millions)	$1,064	$1,575	$2,084	$2,028	$2,036		$1,999
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.0%	0.9%	0.9%	0.8	%*	0.8%
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.7%	0.6%	0.7	%*	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.6%	0.7%	1.4%	4.4%	5.8	%*	4.7%

STRONG MUNICIPAL MONEY MARKET FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)		Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.01	0.03	0.03		0.03

Total from Investment Operations	0.01	0.01	0.01	0.03	0.03		0.03
Less Distributions:
From Net Investment Income(c)	(0.01)	(0.01)	(0.01)	(0.03)	(0.03)		(0.03)

Total Distributions	(0.01)	(0.01)	(0.01)	(0.03)	(0.03)		(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Ratios and Supplemental Data
Total Return	+0.83%	+0.92%	+1.42%	+3.35%	+2.84%		+3.47%
Net Assets, End of Period (In Millions)	$875	$1,563	$2,067	$3,002	$2,746		$2,467
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%	0.6%	0.6%	0.6%	0.6	%*	0.6%
Ratio of Expenses to Average Net Assets	0.6%	0.6%	0.6%	0.6%	0.6	%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8%	0.9%	1.4%	3.3%	4.2	%*	3.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG TAX FREE MONEY FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.01	0.03

Total from Investment Operations	0.01	0.01	0.01	0.03
Less Distributions:
From Net Investment Income(c)	(0.01)	(0.01)	(0.01)	(0.03)

Total Distributions	(0.01)	(0.01)	(0.01)	(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.99%	+1.01%	+1.43%	+2.74%
Net Assets, End of Period (In Millions)	$1,059	$1,202	$639	$125
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6%	0.6%	0.6%	0.7	%*
Ratio of Expenses to Average Net Assets	0.3%	0.3%	0.4%	0.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%	1.0%	1.4%	2.8	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 15, 2000 (commencement of class) to October 31, 2001.
(c)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Money Market Funds (collectively, the “Funds”), each with its own investment objectives and policies:

•	Strong Heritage Money Fund (a series fund of Strong Heritage Reserve Series, Inc.)

•	Strong Florida Municipal Money Market Fund (a series fund of the Strong Income Trust)

•	Strong Money Market Fund (a series fund of Strong Money Market Fund, Inc.)

•	Strong Municipal Money Market Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Tax-Free Money Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Heritage Money Fund offers Investor Class, Institutional Class, and Advisor Class shares. Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund offer Investor Class shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher initial investment minimums, and Advisor Class shares are available only through financial professionals.

Effective November 29, 2002, Strong Florida Municipal Money Market Fund commenced operations (public launch date of December 2, 2002).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — The Funds’ investments are valued at amortized cost, which approximates fair value, whereby each portfolio security is valued at its acquisition cost initially, and thereafter valued to reflect amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Funds held no restricted and illiquid securities at October 31, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays. The income declared daily as a dividend for Strong Heritage Money Fund is based on estimates of net investment income for the Fund. The Fund’s actual income may differ from the estimates, and the differences, if any, will be included in the calculation of subsequent dividends for that Fund.

(C)	Realized Gains and Losses on Investment Transactions — Investment transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

(D)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(E)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(F)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(G)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(H)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses and, for certain distressed securities held by the Fund, the Fund enters into indemnification agreements with the trustees of those securities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(I)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

		Administration Fees
	Advisory Fees	Investor Class	Institutional Class	Advisor Class
Strong Heritage Money Fund	0.15%	0.37%	0.02%	0.02%
Strong Florida Municipal Money Market Fund	0.15%	0.37%	*	*
Strong Money Market Fund	0.15%	0.37%	*	*
Strong Municipal Money Market Fund	0.15%	0.37%	*	*
Strong Tax-Free Money Fund	0.15%	0.37%	*	*

*	Does not offer share class.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Florida Municipal Money Market Fund and Strong Money Market Fund until March 1, 2005, to keep total annual operating expenses at no more than 0.50% and 0.65%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $32.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net assets of each respective class, except for the Advisor Class of Strong Heritage Money Fund which pays an annual rate of 0.015% of the average daily net assets. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Heritage Money Fund has adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of the Fund’s Advisor Class shares. See Note 4.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Oct. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Heritage Money Fund	$26,907	$409,117	$18,276	$41,963
Strong Florida Municipal Money Market Fund	999	11,448	1,172	1,599
Strong Money Market Fund	518,334	5,067,773	103,809	57,630
Strong Municipal Money Market Fund	73,267	660,953	49,048	54,363
Strong Tax-Free Money Fund	(436)	328,017	36,137	41,920

At October 31, 2004, the Distributor owns 11.0% of the outstanding shares of the Strong Florida Municipal Money Market Fund.

4.	Expenses and Expense Offsets

For the year ended October 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Heritage Money Fund
Investor Class	$1,959,267	$364,654	$62,703	$—	$30,828
Institutional Class	41,592	31,368	3,641	—	531
Advisor Class	1,620	1,222	(1,084)	20,232	(1,210)

For the year ended October 31, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Heritage Money Fund
Investor Class	$(1,256,943)	$—	$—
Institutional Class	(77,571)	—	—
Advisor Class	(758)	—	—
Fund Level	(313,118)	—	(2,347)
Strong Florida Municipal Money Market Fund	(89,795)	—	(475)
Strong Money Market Fund	(5,031,184)	—	(2,701)
Strong Municipal Money Market Fund	(177,129)	—	(2,426)
Strong Tax-Free Money Fund	(3,261,253)	—	(2,630)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. Strong Florida Municipal Money Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund do not participate in the LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the year.

6.	Income Tax Information

The tax components of dividends paid during the years ended October 31, 2004 and 2003 are:

	2004 Income Tax Information		2003 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Ordinary Income Distributions	Exempt- Interest Distributions
Strong Heritage Money Fund	$6,802,315	$—	$18,393,718	$—
Strong Florida Municipal Money Market Fund (Note 1)	—	191,109	263	150,955
Strong Money Market Fund	7,631,108	—	12,775,985	—
Strong Municipal Money Market Fund	—	8,942,275	211,729	17,215,173
Strong Tax-Free Money Fund	—	10,514,140	88,694	9,388,728

7.	Capital Share Transactions

	Strong Heritage Money Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$371,600,174	$574,419,951
Proceeds from Reinvestment of Distributions	4,186,235	8,607,548
Payment for Shares Redeemed	(629,456,066)	(911,024,899)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(253,669,657)	(327,997,400)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	798,884,866	3,793,668,003
Proceeds from Reinvestment of Distributions	1,842,908	2,534,078
Payment for Shares Redeemed	(901,960,232)	(4,612,015,628)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(101,232,458)	(815,813,547)

ADVISOR CLASS
Proceeds from Shares Sold	45,493	628,722
Proceeds from Reinvestment of Distributions	844	318
Payment for Shares Redeemed	(12,341,104)	(10,336,919)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,294,767)	(9,707,879)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(367,196,882)	$(1,153,518,826)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	371,600,174	574,419,951
Issued in Reinvestment of Distributions	4,186,235	8,607,548
Redeemed	(629,456,066)	(911,024,899)

Net Increase (Decrease) in Shares	(253,669,657)	(327,997,400)

INSTITUTIONAL CLASS
Sold	798,884,866	3,793,668,003
Issued in Reinvestment of Distributions	1,842,908	2,534,078
Redeemed	(901,960,232)	(4,612,015,628)

Net Increase (Decrease) in Shares	(101,232,458)	(815,813,547)

ADVISOR CLASS
Sold	45,493	628,722
Issued in Reinvestment of Distributions	844	318
Redeemed	(12,341,104)	(10,336,919)

Net Increase (Decrease) in Shares	(12,294,767)	(9,707,879)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

	Strong Florida Municipal Money Market Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003
		(Note 1)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$206,104,513	$217,369,029
Proceeds from Reinvestment of Distributions	146,632	114,138
Payment for Shares Redeemed	(201,067,043)	(204,421,611)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$5,184,102	$13,061,556

Transactions in Shares of the Fund Were as Follows:
Sold	206,104,513	217,369,029
Issued in Reinvestment of Distributions	146,632	114,138
Redeemed	(201,067,043)	(204,421,611)

Net Increase (Decrease) in Shares of the Fund	5,184,102	13,061,556

	Strong Money Market Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$669,816,164	$1,270,195,696
Proceeds from Reinvestment of Distributions	7,051,956	14,050,541
Payment for Shares Redeemed	(1,188,235,562)	(1,792,950,104)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(511,367,442)	$(508,703,867)

Transactions in Shares of the Fund Were as Follows:
Sold	669,816,164	1,270,195,696
Issued in Reinvestment of Distributions	7,051,956	14,050,541
Redeemed	(1,188,235,562)	(1,792,950,104)

Net Increase (Decrease) in Shares of the Fund	(511,367,442)	(508,703,867)

	Strong Municipal Money Market Fund		Strong Tax-Free Money Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$1,127,552,464	$3,028,930,237	$2,595,731,249	$2,965,989,645
Proceeds from Reinvestment of Distributions	8,528,232	18,317,049	9,253,746	8,251,359
Payment for Shares Redeemed	(1,823,966,564)	(3,550,798,973)	(2,747,243,359)	(2,411,357,018)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(687,885,868)	$(503,551,687)	$(142,258,364)	$562,883,986

Transactions in Shares of Each of the Funds Were as Follows:
Sold	1,127,552,464	3,028,930,237	2,595,731,249	2,965,989,645
Issued in Reinvestment of Distributions	8,528,369	18,317,049	9,253,748	8,251,359
Redeemed	(1,823,966,564)	(3,550,798,973)	(2,747,243,359)	(2,411,357,018)

Net Increase (Decrease) in Shares of the Fund	(687,885,731)	(503,551,687)	(142,258,362)	562,883,986

8.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

9.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from Fund shareholders on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

10.	Special Meeting of Shareholders of Strong Heritage Money Fund

In August 2004, the Strong Heritage Money Fund’s Board of Directors approved the reorganization of the Strong Heritage Money Fund into the Wells Fargo (“WF”) Heritage Money Market Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

11.	Special Meeting of Shareholders of Strong Florida Municipal Money Market Fund

In August 2004, the Strong Florida Municipal Money Market Fund’s Board of Directors approved the reorganization of the Strong Florida Municipal Money Market Fund into the WF National Tax-Free Money Market Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

12.	Special Meeting of Shareholders of Strong Money Market Fund

In August 2004, the Strong Money Market Fund’s Board of Directors approved the reorganization of the Strong Money Market Fund into the WF Money Market Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

13.	Special Meeting of Shareholders of Strong Municipal Money Market Fund

In August 2004, the Strong Municipal Money Market Fund’s Board of Directors approved the reorganization of the Strong Municipal Money Market Fund into the WF Municipal Money Market Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

14.	Special Meeting of Shareholders of Strong Tax-Free Money Fund

In August 2004, the Strong Tax-Free Money Fund’s Board of Directors approved the reorganization of the Strong Tax-Free Money Fund into the WF National Tax-Free Money Market Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of Strong Money Market Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Heritage Money Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund (all five collectively constituting Strong Money Market Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 6, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Gilbert L. Southwell III (DOB 4-13-54), Secretary of the Strong Funds since September 2004; Assistant Secretary of the Strong Funds from July 2001 to September 2004.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Secretary of the Advisor since September 2004; Assistant Secretary of the Advisor from December 2002 to September 2004; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

Gilbert L. Southwell III, Secretary

John W. Widmer, Treasurer

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT47252 12-04

AMM/WH2971 10-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Income Trust	$3,862	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Income Trust	$12,212	$0	$4,310	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $411,775 for 2004 and $520,843 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Income Trust, on behalf of the Strong Florida Municipal Money Market Fund

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 29, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: December 29, 2004